UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust

(Exact name of registrant as specified in charter)

6803 S. Tucson Way

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip Code)

Cynthia Lo Bessette

OFI SteelPath, Inc.

225 Liberty Street

New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report 11/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
SteelPath MLP Select 40 Fund

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

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Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Statement of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	47
Board Approval of the Fund’s Investment Advisory Agreement	49
Distribution Sources	52
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	53
Trustees and Officers	54
Privacy Policy Notice	60

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-0.80%	-6.54%	6.27%	1.21%
5-Year	-2.30%	-3.45%	11.12%	-5.16%
Since Inception (3/31/10)	3.55%	2.84%	12.75%	4.32%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -0.80% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 1.21%. During the same period, the S&P 500 Index produced a total return gain of 6.27%.

Over the twelve-month reporting period ended November 30, 2018, the midstream sector underperformed the broader markets (as measured by the S&P 500 Index), though at times throughout the period the asset class did outperform. After opening the period strong, the midstream group encountered headwinds created by the U.S. Federal Energy Regulatory Commission (FERC) announcing changes related to the cost-of-service tariff rate appraisal on interstate natural gas and oil pipelines owned by MLPs. This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. Later in the period, FERC issued a revised policy statement that softened the previous policy statement’s negative implications for certain operators, after which the AMZ performance moved ahead of the S&P 500 Index. However, late in the reporting period, a broader market pullback that was partially fueled by fears of softening of global economic conditions drove crude oil prices and the

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

overall energy equity group lower, pushing midstream equity returns back into a deficit against the S&P 500 Index.

The tepid performance of midstream equities is particularly frustrating, as underlying business fundamentals are generally strong, benefiting from healthy production trends for crude oil and natural gas. For example, Permian Basin production growth has effectively resulted in the full utilization of existing midstream assets exiting the basin. This condition is likely to provide certain midstream operators the ability to earn outsized marketing margins until pipeline takeaway capacity relieves the current bottleneck. More importantly, producers in the basin have been committing to long-term contracts to support new crude oil, natural gas and natural gas liquids (“NGLs”) pipelines out of the basin. Additionally, U.S. production volumes are playing a greater role in meeting global demand through exports. In recent months, several new U.S. export records have been established for crude oil, finished petroleum products (including gasoline, diesel, and jet fuel), natural gas, and NGLs (most notably ethane, propane, and butane).

While it is likely that a general lack of energy sector rotation across the broad markets has contributed to the sector’s slow recovery, we also believe that investors have had to contend with some mixed signals coming from the sector. Most notably, many sector participants have been transitioning to maintain higher coverage ratios (the ratio of cash flow generated relative to the cash flow paid out as a distribution) in order to be able to self-fund capital spending needs. While this self-funding transition carries several long-term benefits such as reducing equity dilution, providing a greater cushion to distribution payouts, and lowering capital markets risks, this transition to higher coverage required certain operators to halt or slow distribution growth and others to cut distribution rates, which appeared to dampen short-term investor sentiment.

Over the reporting period, we estimate approximately $14 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $23 billion that was raised over the 12-month reporting period ended November 30, 2017. Midstream companies also raised approximately $34 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. We view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, and the immediate impact was an increase of the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax liabilities, as of the enactment date, using the new 21% rate.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $50.93 per barrel, down 11% over the reporting period, while global crude prices, as measured by Brent crude oil, traded 8% lower over the reporting period. Brent exited the period at a $6.17 per barrel premium to WTI, as the aforementioned Permian capacity constraints weighed on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $4.61 per million British thermal units (“mmbtu”), up 57% over the reporting period. Despite rising production volumes, natural gas pricing has benefitted from summer demand from electric generation and increasing exports that has reduced storage to levels well below the five-year range and at decadal lows (both seasonally adjusted).

Mont Belvieu NGL prices ended the reporting period at $25.21 per barrel, a 22% decline over the reporting period. Pricing for most NGL purity products also declined, with ethane the notable exception, up 31% over the period, benefitting from the strength in natural gas prices. Frac spreads, a measure of natural gas processing economics, ended the period at $0.19 per gallon, down 62% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 58 basis points to end the period at 2.99%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 22 basis points to 5.50%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 3.77% (as measured by the Dow Jones Equity REIT Total Return Index) and -0.44% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 1.21% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The diversified subsector followed, supported by improved volumetric projections.

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

The propane subsector experienced the weakest performance over the reporting period as winter demand proved fleeting early in the period and due to idiosyncratic factors at select subsector members later in the period. The marine subsector also lagged, declining late in the reporting period fueled by fears of a softening of global economic conditions as well as some idiosyncratic factors for certain subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer, LP (ET) and ONEOK Inc. (OKE).

ET outperformed over the period after consolidating the general partner, Energy Transfer Equity, and the underlying partnership, Energy Transfer Partners. In addition, ET’s Permian and Marcellus/Utica assets have been seeing increasing activity that are expected to drive cash flow growth in conjunction with newly completed and upcoming projects.

OKE outperformed over the period after announcing strong operating results, plans for numerous growth projects supporting its vertically-integrated NGL-focused logistics assets, and as pricing differentials provided a tailwind for the company’s marketing and optimization units. Additionally, OKE continued to benefit from increased market participant focus on partnerships without incentive distribution rights (“IDRs”) and modest equity capital needs. OKE operates a diversified portfolio of predominately fee-based assets that it expects to generate 9% to 11% annualized distribution growth through 2021.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Buckeye Partners, LP (BPL).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite the initial concern, TCP announced later that the negative financial impact of the FERC’s changes would be smaller than originally expected. The underlying partnership continues to make efforts to mitigate FERC’s actions and the fundamentals underlying TCP’s asset base remain strong despite the regulatory changes.

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. Further, late in the reporting period, BPL announced a reduction in its distribution payout. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows, with manageable capital needs, and continues to support growth opportunities that enhance its core asset base.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If a valuation allowance is established or adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund did not have a valuation allowance in place during the reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe midstream equity valuations are attractive and sector participants are well-positioned for the future. Many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past, while upstream supply continues to hit new highs. Accordingly, we believe the stage is set for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	9.32%
Tallgrass Energy LP Class A	5.60%
Genesis Energy LP	5.02%
MPLX LP	4.80%
TC PipeLines LP	4.80%
Enterprise Products Partners LP	4.77%
Western Gas Partners LP	4.71%
Buckeye Partners LP	4.38%
Holly Energy Partners LP	4.36%
Targa Resources Corp.	4.24%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-0.80%	-2.30%	3.55%
Class C (MLPEX)	7/14/11	-1.65%	-3.06%	1.21%
Class I (OSPSX)	6/28/13	-0.53%	-2.00%	-1.40%
Class W (MLPYX)	3/31/10	-0.65%	-2.07%	3.83%
Class Y (MLPTX)	3/31/10	-0.65%	-2.07%	3.83%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-6.54%	-3.45%	2.84%
Class C (MLPEX)	7/14/11	-2.55%	-3.06%	1.21%
Class I (OSPSX)	6/28/13	-0.53%	-2.00%	-1.40%
Class W (MLPYX)	3/31/10	-0.65%	-2.07%	3.83%
Class Y (MLPTX)	3/31/10	-0.65%	-2.07%	3.83%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value June 01, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018*
CLASS A	$ 1,000.00	$ 972.80	$ 5.61
CLASS C	1,000.00	968.50	9.31
CLASS I	1,000.00	973.70	4.02
CLASS W	1,000.00	973.60	4.37
CLASS Y	1,000.00	973.60	4.38

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,019.32	5.74
CLASS C	1,000.00	1,015.54	9.53
CLASS I	1,000.00	1,020.92	4.12
CLASS W	1,000.00	1,020.57	4.48
CLASS Y	1,000.00	1,020.56	4.48

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and deferred tax benefit, based on the 6-month period ended November 30, 2018 are as follows:

Class	Expense Ratios*
CLASS A	1.13%
CLASS C	1.89
CLASS I	0.81
CLASS W	0.88
CLASS Y	0.88

*	For the 6-month period ended November 30, 2018, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS November 30, 2018

Description	Shares	Value
MLP Investments and Related Entities — 93.6%
Diversified — 6.0%
Enterprise Products Partners LP	5,847,665	$153,501,206
ONEOK, Inc.	660,937	40,601,360
Total Diversified		194,102,566

Gathering/Processing — 24.4%
Antero Midstream GP LP	2,494,687	36,946,314
Antero Midstream Partners LP	1,796,280	49,685,105
Archrock, Inc.[1]	7,032,307	71,729,531
Crestwood Equity Partners LP	1,484,651	44,094,135
DCP Midstream LP	2,986,010	101,763,221
Hess Midstream Partners LP	477,120	9,189,331
MPLX LP	4,669,838	154,711,733
Summit Midstream Partners LP	2,298,908	28,253,579
Targa Resources Corp.	3,062,481	136,678,527
Western Gas Partners LP	3,413,042	151,675,587
Total Gathering/Processing		784,727,063

Natural Gas Pipeline Transportation — 17.8%
Energy Transfer LP	20,602,181	300,173,780
EQM Midstream Partners LP	2,488,064	118,581,130
TC PipeLines LP1	5,190,531	154,625,919
Total Natural Gas Pipeline Transportation		573,380,829

Natural Gas Pipelines — 1.4%
CNX Midstream Partners LP	2,531,681	45,823,426

Other Energy — 10.6%
CSI Compressco LP	818,809	3,430,810
GasLog Partners LP2	1,262,574	29,051,828
Global Partners LP	1,253,830	21,666,182
Golar LNG Partners LP2	1,626,583	19,762,983
Sunoco LP1	4,382,608	122,537,720
Teekay LNG Partners LP2	2,314,463	31,337,829
Teekay Offshore Partners LP2	99,700	165,502
USA Compression Partners LP	2,634,302	38,092,007
Westlake Chemical Partners LP1	3,317,354	75,370,283
Total Other Energy		341,415,144

Petroleum Pipeline Transportation — 30.5%
Buckeye Partners LP	4,769,916	140,998,717
Genesis Energy LP1	7,335,101	161,738,977
Holly Energy Partners LP	4,992,539	140,440,122
Magellan Midstream Partners LP	2,072,574	125,349,276
NGL Energy Partners LP	5,101,405	47,341,038
NuStar Energy LP	4,476,317	108,192,582
Plains All American Pipeline LP	1,036,672	23,874,556
Plains GP Holdings LP, Class A	832,190	18,416,365
Shell Midstream Partners LP	1,909,491	35,974,810
Tallgrass Energy LP Class A [1]	8,440,403	180,287,008
Total Petroleum Pipeline Transportation		982,613,451

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Production & Mining — 0.2%
Alliance Resource Partners LP	411,036	$8,076,857

Terminalling & Storage — 2.7%
TransMontaigne Partners LP1	2,095,321	86,075,787

Total MLP Investments And Related Entities
(identified cost $2,983,649,070)		3,016,215,123

Common Stocks — 3.9%
Diversified — 3.9%
Williams Cos., Inc.	5,000,003	126,600,076

Total Common Stocks
(identified cost $155,694,095)		126,600,076

Preferred MLP Investments and Related Entities — 2.6%
Gathering/Processing — 0.9%
Crestwood Equity Partners LP, 9.25%	2,867,200	27,668,480

Other Energy — 0.5%
Global Partners LP, 9.75%	600,000	15,075,000

Petroleum Pipeline Transportation — 1.2%
GPM Petroleum LP Class A, 10%[1,3,4]	2,000,000	39,940,000

Total Preferred MLP Investments And Related Entities
(identified cost $67,284,805)		82,683,480

Total Investments — 100.1%
(identified cost $3,206,627,970)		3,225,498,679
Liabilities in Excess of Other Assets — (0.1)%		(4,178,354)
Net Assets — 100.0%		$3,221,320,325

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2018, by virtue of the Fund owning at least 5% of the voting securities of the issuer unless otherwise noted. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares November 30, 2018
MLP Investments and Related Entities
Archrock Inc.	—	7,089,017	(56,710)	7,032,307
Genesis Energy LP	5,171,601	2,285,000	(121,500)	7,335,101
NuStar GP Holdings LLC i,ii	3,722,772	—	(3,722,772)	—
Rice Midstream Partners LP i,iii	4,286,998	—	(4,286,998)	—
Sunoco LP	3,969,478	500,000	(86,870)	4,382,608
Tallgrass Energy LP Class A iv	5,397,214	6,234,288	(3,191,099)	8,440,403
TC Pipelines LP	2,537,202	3,734,175	(1,080,846)	5,190,531
TransMontaigne Partners LP	2,310,021	133,000	(347,700)	2,095,321
Westlake Chemical Partners LP	923,180	2,422,457	(28,283)	3,317,354
Preferred MLP Investments and Related Entities
GPM Petroleum LP Class A - Preferred [v]	2,000,000	—	—	2,000,000

		Dividends and Distributions
	Value November 30, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation
MLP Investments and Related Entities
Archrock Inc.	$71,729,531	$2,296,658	$—	$—	$(85,075)	$(3,805,252)
Genesis Energy LP	161,738,977	11,160,794	2,078,104	—	(171,286)	12,444,963
NuStar GP Holdings LLC i,ii	—	3,212,251	—	—	(61,829)	32,142,845
Rice Midstream Partners LP i,iii	—	2,520,795	—	—	306,932	(19,494,514)
Sunoco LP	122,537,720	13,242,929	—	—	214,488	7,939,795
Tallgrass Energy LP Class A iv	180,287,008	13,814,518	—	—	(513,153)	4,717,178
TC Pipelines LP	154,625,919	10,870,509	262	—	(26,400,214)	(17,044,173)
TransMontaigne Partners LP	86,075,787	5,569,936	1,868,335	—	3,962,057	6,410,813
Westlake Chemical Partners LP	75,370,283	3,922,757	—	—	20,005	1,825,156
Preferred MLP Investments and Related Entities
GPM Petroleum LP Class A - Preferred [v]	39,940,000	3,984,269	—	—	—	3,224,269
	$892,305,225	$70,595,416	$3,946,701	$—	$(22,728,075)	$28,361,080

i.	Is not an affiliate as of November 30, 2018. Was an affiliate during the period ended November 30, 2018.

ii.	NuStar GP Holdings LLC merged with and into NuStar Energy LP on July 20, 2018.

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS (Continued)

iii.	Rice Midstream Partners LP merged with and into EQT Midstream Partners, LP on July 23, 2018.

iv.	Name changed from Tallgrass Energy GP LP effective July 2, 2018.

v.	An affiliate due to the Manager sitting on the board.

2.	Foreign security denominated in U.S. dollars.

3.

Restricted security. The aggregate value of restricted securities at period end was $39,940,000, which represents 1.2% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
GPM Petroleum LP Class A - Preferred	1/12/2016	$28,959,271	$39,940,000	$10,980,729

4.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENT OF ASSETS AND LIABILITIES November 30, 2018

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,324,596,101)	$2,333,193,454
Affiliated companies (cost $882,031,869)	892,305,225
3,225,498,679
Receivable for beneficial interest sold	6,911,068
Receivable for investments sold	34,728,528
Deferred tax asset, net	17,503,105
Prepaid expenses	413,978
Dividends receivable	1,636
Total assets	3,285,056,994

Liabilities:
Due to custodian	44,695,550
Payable for beneficial interest redeemed	15,795,883
Payable to Manager	1,716,493
Payable for distribution and service plan fees	444,855
Transfer agent fees payable	434,351
Borrowing expense payable	25,083
Trustees' fees payable	13,134
Other liabilities	611,320
Total liabilities	63,736,669

Net Assets	$3,221,320,325

Composition of Net Assets
Par value of shares of beneficial interest	$428,040
Paid-in capital	3,379,007,622
Total accumulated loss	(158,115,337)
Net Assets	$3,221,320,325

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.40
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.85
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$6.95
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.68
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$7.65
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.65

Net Assets:
Class A shares	$395,038,335
Class C shares	430,102,890
Class I shares	706,201,667
Class W shares	1,725,410
Class Y shares	1,688,252,023
Total Net Assets	$3,221,320,325

Shares Outstanding:
Class A shares	53,385,433
Class C shares	61,845,940
Class I shares	91,900,428
Class W shares	225,465
Class Y shares	220,682,477
Total Shares Outstanding	428,039,743

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

STATEMENT OF OPERATIONS For the Year Ended November 30, 2018

Investment Income
Distributions and dividends	$272,828,514
Less return of capital on distributions and dividends ($70,595,416 from affiliates)	(246,435,326)
Less return of capital on distributions and dividends in excess of cost basis ($3,946,701 from affiliates)	(19,890,818)
Total investment income	6,502,370

Expenses
Management fees	23,332,426
Distribution and service plan fees
Class A	1,116,658
Class C	4,714,548
Transfer agent fees
Class A	884,425
Class C	929,691
Class I	181,213
Class W	5,300
Class Y	3,578,310
Borrowing fees	827,267
Administrative fees	794,108
Legal, auditing, and other professional fees	299,503
Custody fees	288,209
Tax expense	281,942
Registration fees	243,691
Trustees' fees	85,074
Other	84,820
Total expenses, before waivers and deferred taxes	37,647,185
Less expense waivers	(2,717,217)
Net expenses, before deferred taxes	34,929,968

Net investment loss, before deferred taxes	(28,427,598)
Deferred tax expense	(8,546,001)
Net investment loss, net of deferred taxes	(36,973,599)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses)
Investments from:
Unffiliated companies (net return of capital in excess of cost basis of $15,944,117)	112,534,305
Affiliated companies (net return of capital in excess of cost basis of $3,946,701)	(22,728,075)
Deferred tax expense	(23,504,179)
Net realized gains, net of deferred taxes	66,302,051
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	(136,400,378)
Affiliated companies	28,361,080
Deferred tax benefit	42,235,710
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(65,803,588)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	498,463
Change in net assets resulting from operations	$(36,475,136)

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(36,973,599)	$(17,409,858)
Net realized gains, net of deferred taxes	66,302,051	51,908,614
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(65,803,588)	(173,079,943)
Change in net assets resulting from operations	(36,475,136)	(138,581,187)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(28,060,033)	(36,328,608)
Class C shares	(31,336,108)	(35,383,926)
Class I shares	(37,936,649)	(25,565,358)
Class W shares	(152,858)	(370,965)
Class Y shares	(111,515,504)	(109,744,905)
Distributions to shareholders from return of capital:	(209,001,152)	(207,393,762)

Dividends and Distributions Declared:
Class A shares	(10,850,584)	(8,074,711)
Class C shares	(12,117,415)	(7,864,737)
Class I shares	(14,669,790)	(5,682,378)
Class W shares	(59,109)	(82,454)
Class Y shares	(43,122,128)	(24,392,852)
Dividends and Distributions Declared:	(80,819,026)	(46,097,132)
Change in net assets resulting from distributions to shareholders	(289,820,178)	(253,490,894)

Beneficial Interest Transactions
Class A shares	(29,944,602)	(103,998,868)
Class C shares	367,485	29,662,550
Class I shares	303,792,404	208,483,920
Class W shares	(2,956,143)	(1,176,519)
Class Y shares	159,560,225	308,565,266
Change in net assets resulting from beneficial interest transactions	430,819,369	441,536,349
Change in net assets	104,524,055	49,464,268

Net Assets
Beginning of period	3,116,796,270	3,067,332,002
End of period	$3,221,320,325	$3,116,796,270

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.15	$9.18	$9.35	$12.54	$11.99
Income/(loss) from investment operations:
Net investment loss[1]	(0.11)	(0.06)	(0.05)	(0.04)	(0.09)
Return of capital[1]	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	(0.39)	(0.66)	0.18	(2.87)	0.91
Total from investment operations	(0.04)	(0.32)	0.54	(2.48)	1.26
Distributions to shareholders:
Return of capital	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.40	$8.15	$9.18	$9.35	$12.54

Total Return, at Net Asset Value [2]	(0.80%)	(4.00%)	6.31%	(20.49%)	10.59%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$395,038	$466,445	$631,417	$608,965	$872,216
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.23%	1.23%	1.24%	1.23%	1.25%
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.13%	1.11%	1.12%	1.12%	1.13%
Deferred tax expense/(benefit)[5]	(0.30%)	(2.49%)	3.79%	(13.36%)	5.19%
Total expenses/(benefit)	0.83%	(1.38%)	4.91%	(12.24%)	6.32%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.25%)	(1.16%)	(1.08%)	(0.83%)	(1.24%)
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.15%)	(1.04%)	(0.96%)	(0.72%)	(1.12%)
Deferred tax benefit/(expense)[6]	(0.26%)	0.34%	0.38%	0.32%	0.41%
Net investment loss	(1.41%)	(0.70%)	(0.58%)	(0.40%)	(0.71%)

Portfolio turnover rate	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.76	$8.84	$9.09	$12.30	$11.87
Income/(loss) from investment operations:
Net investment loss[1]	(0.19)	(0.15)	(0.13)	(0.13)	(0.18)
Return of capital[1]	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	(0.37)	(0.62)	0.18	(2.80)	0.88
Total from investment operations	(0.10)	(0.37)	0.46	(2.50)	1.14
Distributions to shareholders:
Return of capital	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$6.95	$7.76	$8.84	$9.09	$12.30

Total Return, at Net Asset Value [2]	(1.65%)	(4.74%)	5.59%	(21.07%)	9.66%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$430,103	$479,457	$517,869	$451,373	$475,459
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.98%	1.98%	1.99%	1.98%	2.00%
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.88%	1.86%	1.87%	1.87%	1.88%
Deferred tax expense/(benefit)[5]	(0.30%)	(2.49%)	3.79%	(13.36%)	5.19%
Total expenses/(benefit)	1.58%	(0.63%)	5.66%	(11.49%)	7.07%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.38%)	(2.21%)	(2.01%)	(1.65%)	(2.01%)
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.28%)	(2.09%)	(1.89%)	(1.54%)	(1.89%)
Deferred tax benefit/(expense)[6]	(0.26%)	0.34%	0.38%	0.39%	0.41%
Net investment loss	(2.54%)	(1.75%)	(1.51%)	(1.15%)	(1.48%)

Portfolio turnover rate	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.41	$9.43	$9.54	$12.74	$12.14
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.05)	(0.01)	0.01	0.09	(0.05)
Return of capital[1]	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	(0.43)	(0.70)	0.18	(3.01)	0.92
Total from investment operations	(0.02)	(0.31)	0.60	(2.49)	1.31
Distributions to shareholders:
Return of capital	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.68	$8.41	$9.43	$9.54	$12.74

Total Return, at Net Asset Value [2]	(0.53%)	(3.78%)	6.83%	(20.25%)	10.87%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$706,202	$467,945	$313,325	$193,494	$57,153
Ratio of Expenses to Average Net Assets:
Before deferred tax expense/(benefit)[3]	0.81%	0.79%	0.80%	0.80%	0.81%
Deferred tax expense/(benefit)[4]	(0.30%)	(2.49%)	3.79%	(13.36%)	5.19%
Total expenses/(benefit)	0.51%	(1.70%)	4.59%	(12.56%)	6.00%

Ratio of Investment Income/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.29%)	(0.44%)	(0.29%)	0.45%	(0.82%)
Deferred tax benefit/(expense)[5]	(0.26%)	0.34%	0.38%	0.39%	0.41%
Net investment income/(loss)	(0.55%)	(0.10%)	0.09%	0.84%	(0.41%)

Portfolio turnover rate	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.78%, 0.77%, 0.78%, 0.78%, and 0.78%, for the year ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

4.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class W	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.39	$9.40	$9.53	$12.74	$12.15
Income/(loss) from investment operations:
Net investment loss[1]	(0.10)	(0.03)	(0.04)	(0.06)	(0.06)
Return of capital[1]	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	(0.39)	(0.67)	0.21	(2.87)	0.92
Total from investment operations	(0.03)	(0.30)	0.58	(2.50)	1.30
Distributions to shareholders:
Return of capital	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.65	$8.39	$9.40	$9.53	$12.74

Total Return, at Net Asset Value[2]	(0.65%)	(3.68%)	6.62%	(20.33%)	10.78%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,725	$4,919	$6,708	$19,391	$57,589
Ratio of expenses to average net assets:
Before (waivers) and deferred tax expense/(benefit)	0.98%	0.98%	0.99%	0.98%	1.00%
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	0.88%	0.86%	0.87%	0.87%	0.88%
Deferred tax expense/(benefit)[5]	(0.30%)	(2.49%)	3.79%	(13.36%)	5.19%
Total expenses/(benefit)	0.58%	(1.63%)	4.66%	(12.49%)	6.07%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.07%)	(0.80%)	(1.00%)	(1.05%)	(1.02%)
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.97%)	(0.68%)	(0.88%)	(0.94%)	(0.90%)
Deferred tax benefit/(expense)[6]	(0.26%)	0.34%	0.38%	0.39%	0.41%
Net investment loss	(1.23%)	(0.34%)	(0.50%)	(0.55%)	(0.49%)

Portfolio turnover rate	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.39	$9.40	$9.53	$12.74	$12.15
Income/(loss) from investment operations:
Net investment loss[1]	(0.07)	(0.02)	(0.01)	(0.00)[2]	(0.05)
Return of capital[1]	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	(0.42)	(0.68)	0.18	(2.93)	0.91
Total from investment operations	(0.03)	(0.30)	0.58	(2.50)	1.30
Distributions to shareholders:
Return of capital	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.65	$8.39	$9.40	$9.53	$12.74

Total Return, at Net Asset Value[3]	(0.65%)	(3.68%)	6.62%	(20.33%)	10.78%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,688,252	$1,698,030	$1,598,012	$1,376,872	$1,772,095
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	0.98%	0.98%	0.99%	0.98%	1.00%
Expense (waivers)	(0.10%)[4]	(0.12%)[4]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[5]	0.88%	0.86%	0.87%	0.87%	0.88%
Deferred tax expense/(benefit)[6]	(0.30%)	(2.49%)	3.79%	(13.36%)	5.19%
Total expenses/(benefit)	0.58%	(1.63%)	4.66%	(12.49%)	6.07%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.69%)	(0.66%)	(0.59%)	(0.50%)	(0.96%)
Expense (waivers)	(0.10%)[4]	(0.12%)[4]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.59%)	(0.54%)	(0.47%)	(0.39%)	(0.84%)
Deferred tax benefit/(expense)[7]	(0.26%)	0.34%	0.38%	0.39%	0.41%
Net investment loss	(0.85%)	(0.20%)	(0.09%)	(0.00%)[8]	(0.43%)

Portfolio turnover rate	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.	Less than $0.005.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Deferred tax expense/(benefit) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Less than (0.005%).

See accompanying Notes to Financial Statements.

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2018:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(9,299,832)
State	(885,698)
Total deferred tax expense	$(10,185,530)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(9,798,739)	(21.00%)
State income taxes net of federal benefit	(933,213)	(2.00%)
Effect of tax rate change	2,715,797	5.82%
Effect of permanent differences	(2,266,430)	(4.86%)
Return to provision adjustments	97,055	0.21%
Total income tax expense (benefit)	$(10,185,530)	(21.83%)

For the year ended November 30, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 21.83% (net benefit) differed from the combined federal and state statutory tax rate of 23.00% (net benefit) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax liabilities as of the date of enactment. The aggregate impact of this change, in addition to the change to tax liabilities due to unrealized appreciation subsequent to the date of enactment, is being recorded in the year ended November 30, 2018.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2018, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$108,026,443
Net operating loss carryforward (tax basis) - State	10,191,178
Minimum tax credit carryforward - Federal	42,366
Capital loss carryforward (tax basis)	5,362,136
Book to tax differences - Income recognized from MLPs	1,327,306
Organizational Costs	3,634
Total deferred tax asset	124,953,063

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(107,449,958)
Total deferred tax liability	(107,449,958)

Total net deferred tax asset/(liability)	$17,503,105

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2031	$5,691,969
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	153,875,403
11/30/2036	116,663,848
11/30/2037	10,613,012
Total expiring net operating loss carryforwards	$514,411,629

Total non-expiring net operating loss carryforwards	$—

Total net operating loss carryforwards	$514,411,629

During the year ended November 30, 2018, the Fund utilized $6,013,905 of net operating loss carryforward.

At November 30, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$23,313,636
Total	$23,313,636

During the year ended November 30, 2018, the Fund utilized $65,279,137 of capital loss carryforward.

At November 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,759,488,004
Gross Unrealized Appreciation	$772,688,997
Gross Unrealized Depreciation	(306,678,322)
Net Unrealized Appreciation (Depreciation) on Investments	$466,010,675

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New accounting pronouncements. During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, UNII has been removed from the Statements of Changes in Net Assets to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with a third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$3,016,215,123	$—	$—	$3,016,215,123
Common Stocks*	126,600,076	—	—	126,600,076
Preferred MLP Investments and Related Entities*	15,075,000	27,668,480	39,940,000	82,683,480
Total Assets	$3,157,890,199	$27,668,480	$39,940,000	$3,225,498,679

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2017	$63,866,976
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	3,224,269
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	(3,984,269)
Transfers out of Level 3 during the period*	(23,166,976)
Ending balance November 30, 2018	$39,940,000

*	Transferred from Level 3 to Level 2 as a result of the availability of observable market data for the security.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2018 is ($760,000).

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of November 30, 2018:

Assets Table Investments, at Value:	Value as of November 30, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$39,940,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7%
			Average Estimated Yield	11.9% - 13.5%	12.7	%(a)
Total	$39,940,000

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	16,951,713	$137,811,195	20,321,149	$184,714,185
Dividends and/or distributions reinvested	4,744,160	37,709,710	4,687,713	42,262,632
Redeemed	(25,521,144)	(205,465,507)	(36,553,307)	(330,975,685)
Net increase/(decrease)	(3,825,271)	$(29,944,602)	(11,544,445)	$(103,998,868)

Class C
Sold	12,419,761	$95,171,824	13,970,444	$121,978,985
Dividends and/or distributions reinvested	5,725,377	42,992,829	4,947,177	42,488,530
Redeemed	(18,087,520)	(137,797,168)	(15,727,302)	(134,804,965)
Net increase	57,618	$367,485	3,190,319	$29,662,550

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	60,136,872	$498,343,690	34,489,733	$319,874,879
Dividends and/or distributions reinvested	5,734,064	47,079,209	3,212,070	29,493,004
Redeemed	(29,584,195)	(241,630,495)	(15,330,889)	(140,883,963)
Net increase	36,286,741	$303,792,404	22,370,914	$208,483,920

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	25,412	209,333	48,688	450,846
Redeemed	(386,554)	(3,165,476)	(175,481)	(1,627,365)
Net decrease	(361,142)	$(2,956,143)	(126,793)	$(1,176,519)

Class Y
Sold	108,238,869	$904,823,509	97,891,376	$909,914,269
Dividends and/or distributions reinvested	17,868,373	146,380,279	13,359,249	122,766,730
Redeemed	(107,923,546)	(891,643,563)	(78,699,484)	(724,115,733)
Net increase	18,183,696	$159,560,225	32,551,141	$308,565,266

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2018, were as follows:

	Purchases	Sales
Investment securities	$1,195,388,617	$810,263,056

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Fund’s effective management fee for the year ended November 30, 2018 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in-person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2018	$172,170	$15,029	$54,565

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2018, the Manager reimbursed $439,862, $462,131, $2,657, and $1,778,525 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2018:

Eligible Expense Recoupment Expiring:
November 30, 2019	$3,014,707
November 30, 2020	2,937,778
November 30, 2021	2,683,175

During the year ended November 30, 2018, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, W and Y.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$6,025
Class C	6,187
Class W	54
Class Y	21,776
$34,042

This Transfer Agent waiver was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund are also an officer or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $195,619,429 in purchases and $114,129,730 in sales considered cross-trades, resulting in $(28,761,650) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Alpha Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Borrowing Agreement (continued)

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2018, the Fund paid $827,267 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2018.

9. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Manager, OFI SteelPath, Inc. (a wholly-owed subsidiary of OppenheimerFunds, Inc.), announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Manager (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Pending Acquisition (continued)

Upon shareholder approval of the Reorganization, it is anticipated that the Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the Reorganization in order to facilitate a smooth transition of the Fund’s shareholders to the corresponding Acquiring Fund. Investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Select 40 Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other auditing procedures as appropriate in the circumstances. Our audits

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Oppenheimer SteelPath MLP Funds since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2019

48 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940 requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 49

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund outperformed its category median and ranked in the first quintile for the one-, three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and its total expenses were lower than their respective peer group medians and category medians. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s master limited partnership investments. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse certain Fund expenses so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares,

50 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

and 0.85% for Class Y shares and Class W shares. The fee limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. Finally, the Board considered that OFI Global Asset Management, Inc., an affiliate of the Manager, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 51

DISTRIBUTION SOURCES Unaudited

For the most current information, please go to oppenheimerfunds.com. Select your Fund and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

The table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	6/8/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	7/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	8/10/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	9/7/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	10/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	11/2/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	11/28/18	0.0%	0.0%	100.0%

52 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 53

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

54 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 55

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951

Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

56 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.'s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007).

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 57

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

58 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 59

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

60 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 61

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

62 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1383.001.1218 January 25, 2019

Annual Report 11/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer SteelPath MLP Alpha Fund

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Statement of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	42
Board Approval of the Fund’s Investment Advisory Agreement	44
Distribution Sources	47
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	48
Trustees and Officers	49
Privacy Policy Notice	55

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-4.68%	-10.13%	6.27%	1.21%
5-Year	-4.27%	-5.39%	11.12%	-5.16%
Since Inception (3/31/10)	2.35%	1.65%	12.75%	4.32%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -4.68% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 1.21%. During the same period, the S&P 500 Index produced a total return gain of 6.27%.

Over the twelve-month reporting period ended November 30, 2018, the midstream sector underperformed the broader markets (as measured by the S&P 500 Index), though at times throughout the period the asset class did outperform. After opening the period strong, the midstream group encountered headwinds created by the U.S. Federal Energy Regulatory Commission (FERC) announcing changes related to the cost-of-service tariff rate appraisal on interstate natural gas and oil pipelines owned by MLPs. This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. Later in the period, FERC issued a revised policy statement that softened the previous policy statement’s negative implications for certain operators, after which the AMZ performance moved ahead of the S&P 500 Index. However, late in the reporting period, a broader market pullback that was partially fueled by fears of softening of global economic

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

conditions drove crude oil prices and the overall energy equity group lower, pushing midstream equity returns back into a deficit against the S&P 500 Index.

The tepid performance of midstream equities is particularly frustrating, as underlying business fundamentals are generally strong, benefiting from healthy production trends for crude oil and natural gas. For example, Permian Basin production growth has effectively resulted in the full utilization of existing midstream assets exiting the basin. This condition is likely to provide certain midstream operators the ability to earn outsized marketing margins until pipeline takeaway capacity relieves the current bottleneck. More importantly, producers in the basin have been committing to long-term contracts to support new crude oil, natural gas and natural gas liquids (“NGLs”) pipelines out of the basin. Additionally, U.S. production volumes are playing a greater role in meeting global demand through exports. In recent months, several new U.S. export records have been established for crude oil, finished petroleum products (including gasoline, diesel, and jet fuel), natural gas, and NGLs (most notably ethane, propane, and butane).

While it is likely that a general lack of energy sector rotation across the broad markets has contributed to the sector’s slow recovery, we also believe that investors have had to contend with some mixed signals coming from the sector. Most notably, many sector participants have been transitioning to maintain higher coverage ratios (the ratio of cash flow generated relative to the cash flow paid out as a distribution) in order to be able to self-fund capital spending needs. While this self-funding transition carries several long-term benefits such as reducing equity dilution, providing a greater cushion to distribution payouts, and lowering capital markets risks, this transition to higher coverage required certain operators to halt or slow distribution growth and others to cut distribution rates, which appeared to dampen short-term investor sentiment.

Over the reporting period, we estimate approximately $14 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $23 billion that was raised over the 12-month reporting period ended November 30, 2017. Midstream companies also raised approximately $34 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. While we view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, the immediate impact was a reduction in the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax assets, as of the enactment date, using the new 21% rate. This also significantly contributed to the Fund’s underperformance versus the Index this reporting period.

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $50.93 per barrel, down 11% over the reporting period, while global crude prices, as measured by Brent crude oil, traded 8% lower over the reporting period. Brent exited the period at a $6.17 per barrel premium to WTI, as the aforementioned Permian capacity constraints weighed on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $4.61 per million British thermal units (“mmbtu”), up 57% over the reporting period. Despite rising production volumes, natural gas pricing has benefitted from summer demand from electric generation and increasing exports that has reduced storage to levels well below the five-year range and at decadal lows (both seasonally adjusted).

Mont Belvieu NGL prices ended the reporting period at $25.21 per barrel, a 22% decline over the reporting period. Pricing for most NGL purity products also declined, with ethane the notable exception, up 31% over the period, benefitting from the strength in natural gas prices. Frac spreads, a measure of natural gas processing economics, ended the period at $0.19 per gallon, down 62% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 58 basis points to end the period at 2.99%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 22 basis points to 5.50%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 3.77% (as measured by the Dow Jones Equity REIT Total Return Index) and -0.44% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 1.21% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The diversified subsector followed, supported by improved volumetric projections.

The propane subsector experienced the weakest performance over the reporting period as winter demand proved fleeting early in the period and due to idiosyncratic factors at select subsector members later

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

in the period. The marine subsector also lagged, declining late in the reporting period fueled by fears of a softening of global economic conditions as well as some idiosyncratic factors for certain subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Enterprise Products Partners, LP (EPD) and Plains All American Partners, LP (PAA).

EPD outperformed over the period as underlying business fundamentals continued to improve and as multiple large-scale growth projects were placed into service or nearing completion. Additionally, EPD continued to benefit from increased market participant focus on partnerships without incentive distribution rights (“IDRs”) and modest equity capital needs.

PAA outperformed over the period as underlying business fundamentals continued to improve and as several growth projects were brought in-service or approached completion. Additionally, PAA continued to benefit from increased market participant focus on partnerships without IDRs, and its Permian assets, which are poised to benefit from recent activity driving cash flow growth.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Buckeye Partners, LP (BPL).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite the initial concern, TCP announced later that the negative financial impact of the FERC’s changes would be smaller than originally expected. The underlying partnership continues to make efforts to mitigate FERC’s actions and the fundamentals underlying TCP’s asset base remain strong despite the regulatory changes.

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. Further, late in the reporting period, BPL announced a reduction in its distribution payout. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows, with manageable capital needs, and continues to support growth opportunities that enhance its core asset base.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If a valuation allowance is established or adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place at times during the reporting period, including at period-end. See Note 2 of the Notes to Financial Statements for more information.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

OUTLOOK

We believe midstream equity valuations are attractive and sector participants are well-positioned for the future. Many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past, while upstream supply continues to hit new highs. Accordingly, we believe the stage is set for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	18.63%
Enterprise Products Partners LP	10.79%
Williams Cos., Inc.	9.47%
MPLX LP	8.00%
Tallgrass Energy LP Class A	7.40%
Magellan Midstream Partners LP	6.29%
Buckeye Partners LP	4.92%
Targa Resources Corp.	4.90%
TC PipeLines LP	4.75%
EQM Midstream Partners LP	4.69%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-4.68%	-4.27%	2.35%
CLASS C (MLPGX)	8/25/11	-5.37%	-5.00%	0.71%
CLASS I (OSPAX)	6/28/13	-4.27%	-3.94%	-3.10%
CLASS Y (MLPOX)	3/31/10	-4.42%	-4.04%	2.61%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-10.13%	-5.39%	1.65%
CLASS C (MLPGX)	8/25/11	-6.23%	-5.00%	0.71%
CLASS I (OSPAX)	6/28/13	-4.27%	-3.94%	-3.10%
CLASS Y (MLPOX)	3/31/10	-4.42%	-4.04%	2.61%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018
CLASS A	$ 1,000.00	$ 946.00	$ 11.97
CLASS C	1,000.00	942.60	15.62
CLASS I	1,000.00	947.80	10.44
CLASS Y	1,000.00	947.50	10.77

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,012.70	12.38
CLASS C	1,000.00	1,008.92	16.15
CLASS I	1,000.00	1,014.28	10.80
CLASS Y	1,000.00	1,013.94	11.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the six months ended November 30, 2018 are as follows:

Class	Expense Ratios
CLASS A	2.45%
CLASS C	3.21
CLASS I	2.14
CLASS Y	2.21

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF INVESTMENTS November 30, 2018

Description	Shares	Value
MLP Investments and Related Entities — 87.6%
Diversified — 10.8%
Enterprise Products Partners LP	8,537,727	$224,115,334

Gathering/Processing — 20.4%
Antero Midstream GP LP	4,125,656	61,100,965
DCP Midstream LP	1,201,000	40,930,080
MPLX LP	5,018,894	166,275,958
Targa Resources Corp.	2,281,567	101,826,335
Western Gas Partners LP	1,216,865	54,077,481
Total Gathering/Processing		424,210,819

Natural Gas Pipeline Transportation — 28.1%
Energy Transfer LP	26,567,107	387,082,754
EQM Midstream Partners LP	2,044,334	97,432,958
TC PipeLines LP1	3,313,464	98,708,093
Total Natural Gas Pipeline Transportation		583,223,805

Other Energy—4.9%
Sunoco LP	499,741	13,972,758
USA Compression Partners LP	2,756,997	39,866,177
Westlake Chemical Partners LP1	2,073,802	47,116,782
Total Other Energy		100,955,717

Petroleum Pipeline Transportation —23.4%
Buckeye Partners LP	3,455,035	102,130,835
Magellan Midstream Partners LP	2,160,156	130,646,235
Phillips 66 Partners LP	654,716	30,706,180
Plains All American Pipeline LP	1,733,762	39,928,539
Plains GP Holdings LP, Class A	1,320,232	29,216,734
Petroleum Pipeline Transporation — 23.4% (Continued)
Tallgrass Energy LP Class A1	7,193,819	$153,659,974
Total Petroleum Pipeline Transportation		486,288,497

Total MLP Investments And Related Entities
(identified cost $1,894,328,724)		1,818,794,172

Common Stocks — 9.5%
Diversified — 9.5%
Williams Cos., Inc.	7,768,722	196,704,041

Total Common Stocks
(identified cost $250,206,432)		196,704,041

Short-Term Investments — 0.5%
Money Market — 0.5%
Fidelity Treasury Portfolio, Class I, 2.071%[2]	11,203,535	11,203,535

Total Short-Term Investments
(identified cost $11,203,535)		11,203,535

Total Investments — 97.6%
(identified cost $2,155,738,691)		2,026,701,748
Other Assets in Excess of Liabilities — 2.4%		50,479,906
Net Assets — 100.0%		$2,077,181,654

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2018, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

			Shares November 30, 2017	Gross Additions	Gross Reductions	Shares November 30, 2018
MLP Investments and Related Entities
Tallgrass Energy LP Class A i, ii			5,451,112	3,265,660	(1,522,953)	7,193,819
TC Pipelines LP [i]			3,320,336	1,117,780	(1,124,652)	3,313,464
Westlake Chemical Partners LP			2,687,407	50,520	(664,125)	2,073,802

		Distributions and Dividends
	Value November 30, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation
MLP Investments and Related Entities
Tallgrass Energy LP Class A i, ii	$153,659,974	$12,621,765	$—	$—	$2,334,422	$4,060,091
TC Pipelines LP [i]	98,708,093	10,245,952	—	—	(14,909,140)	(55,095,576)
Westlake Chemical Partners LP	47,116,782	3,596,400	—	—	2,072,640	3,955,754
	$299,484,849	$26,464,117	$—	$—	$(10,502,078)	$(47,079,731)

[i]	Is not an affiliate as of November 30, 2018. Was an affiliate during the period ended November 30, 2018.

ii	Name changed from Tallgrass Energy GP LP effective July 2, 2018.

2.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2018

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,119,293,241)	$1,979,584,966
Affiliated companies (cost $36,445,450)	47,116,782
2,026,701,748
Deferred tax asset, net	66,530,396
Receivable for investments sold	18,361,700
Receivable for beneficial interest sold	3,340,684
Prepaid expenses	256,056
Dividends receivable	4,598
Total assets	2,115,195,182

Liabilities:
Payable for investments purchased	19,740,853
Payable for beneficial interest redeemed	15,144,672
Payable to Manager	1,821,844
Payable for distribution and service plan fees	460,538
Transfer agent fees payable	328,271
Borrowing expense payable	16,575
Trustees' fees payable	4,329
Other liabilities	496,446
Total liabilities	38,013,528

Net Assets	$2,077,181,654

Composition of Net Assets
Par value of shares of beneficial interest	$306,130
Paid-in capital	2,937,362,841
Total accumulated loss	(860,487,317)
Net Assets	$2,077,181,654

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$6.76
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.17
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$6.33
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.01
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$6.97

Net Assets:
Class A shares	$474,014,824
Class C shares	419,972,049
Class I shares	146,303,876
Class Y shares	1,036,890,905
Total Net Assets	$2,077,181,654

Shares Outstanding:
Class A shares	70,131,433
Class C shares	66,336,848
Class I shares	20,884,534
Class Y shares	148,777,011
Total Shares Outstanding	306,129,826

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

STATEMENT OF OPERATIONS For the Year Ended November 30, 2018

Investment Income
Distributions and dividends	$176,695,891
Less return of capital on distributions and dividends ($26,464,117 from affiliates)	(167,263,536)
Total investment income	9,432,355

Expenses
Management fees	27,466,401
Distribution and service plan fees
Class A	1,420,009
Class C	5,126,348
Transfer agent fees
Class A	1,127,549
Class C	1,011,929
Class I	48,849
Class Y	2,467,221
Borrowing fees	644,843
Administrative fees	594,593
Legal, auditing, and other professional fees	293,532
Custody fees	242,393
Registration fees	149,505
Tax expense	94,062
Trustees' fees	61,485
Other	72,780
Total expenses, before waivers and deferred taxes	40,821,499
Less expense waivers	(2,429,376)
Net expenses, before deferred taxes	38,392,123

Net investment loss, before deferred taxes	(28,959,768)
Deferred tax expense	(19,027,399)
Net investment loss, net of deferred taxes	(47,987,167)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments from:
Unffiliated companies	(20,963,926)
Affiliated companies	(10,502,078)
Deferred tax expense	(17,039,466)
Net realized losses, net of deferred taxes	(48,505,470)
Net Change in Unrealized Appreciation/(Depreciation)
Investments
Unaffiliated companies	80,144,907
Affiliated companies	(47,079,731)
Deferred tax expense	(40,129,311)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(7,064,135)

Net realized and unrealized gains / (losses) on investments, net of deferred taxes	(55,569,605)
Change in net assets resulting from operations	$(103,556,772)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(47,987,167)	$(52,670,183)
Net realized gains/(losses), net of deferred taxes	(48,505,470)	321,722,673
Net change in unrealized depreciation, net of deferred taxes	(7,064,135)	(512,883,737)
Change in net assets resulting from operations	(103,556,772)	(243,831,247)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(45,814,695)	—
Class C shares	(43,523,566)	—
Class I shares	(12,866,984)	—
Class Y shares	(97,600,233)	—
Distributions to shareholders from return of capital:	(199,805,478)	—

Dividends and Distributions Declared
Class A shares	(2,748,078)	(65,056,166)
Class C shares	(2,610,651)	(55,952,576)
Class I shares	(771,793)	(10,861,151)
Class Y shares	(5,854,303)	(117,614,208)
Dividends and Distributions Declared	(11,984,825)	(249,484,101)
Change in net assets resulting from distributions to shareholders	(211,790,303)	(249,484,101)

Beneficial Interest Transactions
Class A shares	(80,414,822)	(334,984,829)
Class C shares	(78,700,070)	(93,652,275)
Class I shares	17,578,817	72,813,168
Class Y shares	(183,957,627)	72,771,245
Change in net assets resulting from beneficial interest transactions	(325,493,702)	(283,052,691)
Change in net assets	(640,840,777)	(776,368,039)

Net Assets
Beginning of period	2,718,022,431	3,494,390,470
End of period	$2,077,181,654	$2,718,022,431

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.74	$9.05	$9.32	$12.81	$12.04
Income/(loss) from investment operations:
Net investment loss[1]	(0.15)	(0.14)	(0.06)	(0.07)	(0.12)
Return of capital[1]	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	(0.56)	(0.86)	0.13	(3.13)	1.16
Total from investment operations	(0.32)	(0.65)	0.42	(2.80)	1.46
Distributions to shareholders:
Return of capital	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.76	$7.74	$9.05	$9.32	$12.81

Total Return, at Net Asset Value[2]	(4.68%)	(7.78%)	5.25%	(22.59%)	12.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$474,015	$625,062	$1,073,057	$1,226,012	$1,937,356
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.63%	1.63%	1.64%	1.63%	1.65%
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.53%	1.51%	1.53%	1.52%	1.53%
Deferred tax expense/(benefit)[5]	3.06%	0.70%	2.54%	(14.45%)	5.38%
Total expenses/(benefit)	4.59%	2.21%	4.07%	(12.93%)	6.91%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.30%)	(1.59%)	(1.32%)	(1.38%)	(1.57%)
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.20%)	(1.47%)	(1.21%)	(1.27%)	(1.45%)
Deferred tax benefit/(expense)[6]	(0.76%)	(0.11%)	0.55%	0.63%	0.54%
Net investment loss	(1.96%)	(1.58%)	(0.66%)	(0.64%)	(0.91%)

Portfolio turnover rate	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense/(benefit). Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.34	$8.69	$9.04	$12.53	$11.89
Income/(loss) from investment operations:
Net investment loss[1]	(0.22)	(0.22)	(0.13)	(0.16)	(0.22)
Return of capital[1]	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	(0.52)	(0.82)	0.12	(3.04)	1.13
Total from investment operations	(0.35)	(0.69)	0.34	(2.80)	1.33
Distributions to shareholders:
Return of capital	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.33	$7.34	$8.69	$9.04	$12.53

Total Return, at Net Asset Value[2]	(5.37%)	(8.59%)	4.51%	(23.11%)	11.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,972	$568,380	$772,963	$783,886	$1,011,690
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.38%	2.38%	2.39%	2.38%	2.40%
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	2.28%	2.26%	2.28%	2.27%	2.28%
Deferred tax expense/(benefit)[5]	3.06%	0.70%	2.54%	(14.45%)	5.38%
Total expenses/(benefit)	5.34%	2.96%	4.82%	(12.18%)	7.66%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.44%)	(2.62%)	(2.27%)	(2.21%)	(2.34%)
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.34%)	(2.50%)	(2.16%)	(2.10%)	(2.22%)
Deferred tax benefit/(expense)[6]	(0.76%)	(0.11%)	0.55%	0.63%	0.54%
Net investment loss	(3.10%)	(2.61%)	(1.61%)	(1.47%)	(1.68%)

Portfolio turnover rate	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense/(benefit). Without franchise tax expense the net expense ratio would be 2.25%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.97	$9.28	$9.50	$12.99	$12.17
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.10)	(0.07)	0.09	(0.05)	(0.12)
Return of capital[1]	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	(0.59)	(0.93)	0.03	(3.15)	1.21
Total from investment operations	(0.30)	(0.65)	0.47	(2.80)	1.51
Distributions to shareholders:
Return of capital	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.01	$7.97	$9.28	$9.50	$12.99

Total Return, at Net Asset Value[2]	(4.27%)	(7.58%)	5.70%	(22.27%)	12.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,304	$147,825	$99,431	$9,722	$3,732
Ratio of Expenses to Average Net Assets:
Before deferred tax expense/(benefit)[3]	1.22%	1.19%	1.18%	1.19%	1.20%
Deferred tax expense/(benefit)[4]	3.06%	0.70%	2.54%	(14.45%)	5.38%
Total expenses/(benefit)	4.28%	1.89%	3.72%	(13.26%)	6.58%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before deferred tax benefit/(expense)	(0.56%)	(0.72%)	0.45%	(1.12%)	(1.47%)
Deferred tax benefit/(expense)[5]	(0.76%)	(0.11%)	0.55%	0.63%	0.54%
Net investment income/(loss)	(1.32%)	(0.83%)	1.00%	(0.49%)	(0.93%)

Portfolio turnover rate	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.19%, 1.18%, 1.15%, 1.17% and 1.18% for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 28, 2014, respectively.

4.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.94	$9.25	$9.49	$12.99	$12.18
Income/(loss) from investment operations:
Net investment loss[1]	(0.12)	(0.10)	(0.02)	(0.03)	(0.07)
Return of capital[1]	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	(0.58)	(0.90)	0.12	(3.18)	1.15
Total from investment operations	(0.31)	(0.65)	0.45	(2.81)	1.50
Distributions to shareholders:
Return of capital	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.97	$7.94	$9.25	$9.49	$12.99

Total Return, at Net Asset Value[2]	(4.42%)	(7.61%)	5.48%	(22.34%)	12.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,036,891	$1,376,755	$1,548,940	$1,584,939	$2,193,129
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.38%	1.38%	1.39%	1.38%	1.40%
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.28%	1.26%	1.28%	1.27%	1.28%
Deferred tax expense/(benefit)[5]	3.06%	0.70%	2.54%	(14.45%)	5.38%
Total expenses/(benefit)	4.34%	1.96%	3.82%	(13.18%)	6.66%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.85%)	(1.17%)	(0.92%)	(1.03%)	(1.21%)
Expense (waivers)	(0.10%)[3]	(0.12%)[3]	(0.11%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.75%)	(1.05%)	(0.81%)	(0.92%)	(1.09%)
Deferred tax benefit/(expense)[6]	(0.76%)	(0.11%)	0.55%	0.63%	0.54%
Net investment loss	(1.51%)	(1.16%)	(0.26%)	(0.29%)	(0.55%)

Portfolio turnover rate	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2018:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$70,801,756
State	5,394,420
Total deferred tax expense	$76,196,176

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(5,745,724)	(21.00%)
State income taxes net of federal benefit	(437,769)	(1.60%)
Effect of tax rate change	92,820,708	339.25%
Effect of permanent differences	(2,197,502)	(8.03%)
Return to provision adjustments	(2,205,180)	(8.06%)
Change in valuation allowance	(6,038,357)	(22.07%)
Total income tax expense (benefit)	$76,196,176	278.49%

For the year ended November 30, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 278.49% (net expense) differed from the combined federal and state statutory tax rate of 22.60% (net benefit) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax assets and the valuation allowance in place as of the date of enactment resulting in the recognition of additional current period deferred tax expense. The aggregate impact of this change is being entirely recorded during the year ended November 30, 2018 resulting in an increase to the effective tax rate when deferred tax expense is reflected as a percentage of the Fund’s current period operations.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2018, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$68,486,142
Net operating loss carryforward (tax basis) – State	7,423,172
Minimum tax credit carryforward – Federal	4,020,642
Capital loss carryforward (tax basis)	99,391,935
Book to tax differences – Income recognized from MLPs	5,631,801
Valuation allowance	(98,686,504)
Total deferred tax asset	86,267,188

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(19,736,792)
Total deferred tax liability	(19,736,792)

Total net deferred tax asset/(liability)	$66,530,396

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2035	$124,128,733
11/30/2036	201,995,745
Total expiring net operating loss carryforwards	$326,124,478

Total non-expiring net operating loss carryforwards	$—

Total net operating loss carryforwards	$326,124,478

During the year ended November 30, 2018, the Fund utilized $16,855,769 of net operating loss carryforward.

At November 30, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$406,293,272
11/30/2023	33,494,053
Total	$439,787,325

At November 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,939,614,109
Gross Unrealized Appreciation	$343,861,338
Gross Unrealized Depreciation	(256,773,699)
Net Unrealized Appreciation (Depreciation) on Investments	$87,087,639

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

New accounting pronouncements. During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, UNII has been removed from the Statements of Changes in Net Assets to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$1,818,794,172	$—	$—	$1,818,794,172
Common Stocks*	196,704,041	—	—	196,704,041
Short-Term Investment	11,203,535	—	—	11,203,535
Total Assets	$2,026,701,748	$—	$—	$2,026,701,748

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2018.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	15,721,577	$120,928,457	20,588,550	$182,306,059
Dividends and/or distributions reinvested	6,347,367	47,326,181	6,949,875	61,412,977
Redeemed	(32,713,646)	(248,669,460)	(65,275,843)	(578,703,865)
Net decrease	(10,644,702)	$(80,414,822)	(37,737,418)	$(334,984,829)

Class C
Sold	9,228,386	$67,244,971	11,212,094	$95,627,701
Dividends and/or distributions reinvested	6,510,699	45,751,774	6,562,469	55,000,167
Redeemed	(26,814,768)	(191,696,815)	(29,335,792)	(244,280,143)
Net decrease	(11,075,683)	$(78,700,070)	(11,561,229)	$(93,652,275)

Class I
Sold	10,860,175	$84,717,188	11,355,912	$103,969,519
Dividends and/or distributions reinvested	1,763,764	13,568,964	1,206,048	10,796,969
Redeemed	(10,280,992)	(80,707,335)	(4,736,164)	(41,953,320)
Net increase	2,342,947	$17,578,817	7,825,796	$72,813,168

Class Y
Sold	59,498,339	$466,106,870	83,287,340	$756,158,446
Dividends and/or distributions reinvested	13,281,069	101,888,501	12,949,572	116,001,899
Redeemed	(97,399,912)	(751,952,998)	(90,266,310)	(799,389,100)
Net increase(decrease)	(24,620,504)	$(183,957,627)	5,970,602	$72,771,245

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2018, were as follows:

	Purchases	Sales
Investment securities	$848,053,985	$1,243,360,994

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the year ended November 30, 2018 was 1.10% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable.

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in-person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2018	$171,705	$22,784	$52,221

Waivers and Reimbursements of Expenses. The Manager contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2018, the Manager reimbursed $587,066, $526,768, and $1,282,437, for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30,2018:

Eligible Expense Recoupment Expiring:
November 30, 2019	$3,611,512
November 30, 2020	3,318,704
November 30, 2021	2,396,271

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

During the year ended November 30, 2018, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$8,109
Class C	7,332
Class Y	17,664
$33,105

This Transfer Agent waiver was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund are also an officer or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $57,846,044 in purchases and $102,216,860 in sales considered cross-trades, resulting in $(27,931,857) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Borrowing Agreement (Continued)

direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each member of the series will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2018, the Fund paid $644,843 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2018.

9. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Manager OFI SteelPath, Inc. (a wholly-owned subsidiary of OppenheimerFunds, Inc.), announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Manager (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Pending Acquisition (Continued)

approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

Upon shareholder approval of the Reorganization, it is anticipated that the Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the Reorganization in order to facilitate a smooth transition of the Fund’s shareholders to the corresponding Acquiring Fund. Investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We have served as the auditor of one or more of the Oppenheimer SteelPath MLP Funds since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2019

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940 requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

44 OPPENHEIMER STEELPATH MLP ALPHA FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager including comparative performance information. The Board also reviewed information, prepared by the Manager and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund outperformed its category median for the three- and five-year periods, though it underperformed its category median for the one-year period. The Board also noted that, to review the Fund’s performance, the Manager uses an internal ranking methodology with a more focused analysis of the master limited partnership investing universe and competitors than the independent consultant’s category. In this regard, the Board considered that the Fund ranked in the 14th percentile using this internal ranking methodology for the one-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was equal to its category median and higher than its peer group median, while the Fund’s total expenses were higher than its category median and its peer group median. The Board considered that the Fund’s contractual

OPPENHEIMER STEELPATH MLP ALPHA FUND 45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s master limited partnership investments. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse certain Fund expenses so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. The fee limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. Finally, the Board considered that OFI Global Asset Management, Inc., an affiliate of the Manager, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

46 OPPENHEIMER STEELPATH MLP ALPHA FUND

DISTRIBUTION SOURCES Unaudited

For the most current information, please go to oppenheimerfunds.com. Select your Fund and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

The table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	6/8/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	7/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	8/10/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	9/7/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	10/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	11/2/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	11/28/18	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA FUND 47

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

50 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007).

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009).

52 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 53

OPPENHEIMER STEELPATH MLP ALPHA FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

54 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA FUND 55

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

56 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 57

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58 OPPENHEIMER STEELPATH MLP ALPHA FUND

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OPPENHEIMER STEELPATH MLP ALPHA FUND 59

OppenheimerFunds®
The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1387.001.1218 January 25, 2019

Annual Report 11/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer **SteelPath MLP Income Fund**

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Statement of Investments	14
Statement of Assets and Liabilities	19
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	46
Board Approval of the Fund’s Investment Advisory Agreement	48
Distribution Sources	51
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	52
Trustees and Officers	53
Privacy Policy Notice	59

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-4.87%	-10.35%	6.27%	1.21%
5-Year	-4.36%	-5.48%	11.12%	-5.16%
Since Inception (3/31/10)	1.51%	0.82%	12.75%	4.32%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

OPPENHEIMER STEELPATH MLP INCOME FUND 3

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -4.87% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 1.21%. During the same period, the S&P 500 Index produced a total return gain of 6.27%.

Over the twelve-month reporting period ended November 30, 2018, the midstream sector underperformed the broader markets (as measured by the S&P 500 Index), though at times throughout the period the asset class did outperform. After opening the period strong, the midstream group encountered headwinds created by the U.S. Federal Energy Regulatory Commission (FERC) announcing changes related to the cost-of-service tariff rate appraisal on interstate natural gas and oil pipelines owned by MLPs. This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. Later in the period, FERC issued a revised policy statement that softened the previous policy statement’s negative implications for certain operators, after which the AMZ performance moved ahead of the S&P 500 Index. However, late in the reporting period, a broader market pullback that was partially fueled by fears of softening of global economic conditions drove crude oil prices and the overall energy equity group lower, pushing midstream equity returns back into a deficit against the S&P 500 Index.

4 OPPENHEIMER STEELPATH MLP INCOME FUND

The tepid performance of midstream equities is particularly frustrating, as underlying business fundamentals are generally strong, benefiting from healthy production trends for crude oil and natural gas. For example, Permian Basin production growth has effectively resulted in the full utilization of existing midstream assets exiting the basin. This condition is likely to provide certain midstream operators the ability to earn outsized marketing margins until pipeline takeaway capacity relieves the current bottleneck. More importantly, producers in the basin have been committing to long-term contracts to support new crude oil, natural gas and natural gas liquids (“NGLs”) pipelines out of the basin. Additionally, U.S. production volumes are playing a greater role in meeting global demand through exports. In recent months, several new U.S. export records have been established for crude oil, finished petroleum products (including gasoline, diesel, and jet fuel), natural gas, and NGLs (most notably ethane, propane, and butane).

While it is likely that a general lack of energy sector rotation across the broad markets has contributed to the sector’s slow recovery, we also believe that investors have had to contend with some mixed signals coming from the sector. Most notably, many sector participants have been transitioning to maintain higher coverage ratios (the ratio of cash flow generated relative to the cash flow paid out as a distribution) in order to be able to self-fund capital spending needs. While this self-funding transition carries several long-term benefits such as reducing equity dilution, providing a greater cushion to distribution payouts, and lowering capital markets risks, this transition to higher coverage required certain operators to halt or slow distribution growth and others to cut distribution rates, which appeared to dampen short-term investor sentiment.

Over the reporting period, we estimate approximately $14 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $23 billion that was raised over the 12-month reporting period ended November 30, 2017. Midstream companies also raised approximately $34 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. While we view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, the immediate impact was a reduction in the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax assets, as of the enactment date, using the new 21% rate. This also significantly contributed to the Fund’s underperformance versus the Index this reporting period.

OPPENHEIMER STEELPATH MLP INCOME FUND 5

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $50.93 per barrel, down 11% over the reporting period, while global crude prices, as measured by Brent crude oil, traded 8% lower over the reporting period. Brent exited the period at a $6.17 per barrel premium to WTI, as the aforementioned Permian capacity constraints weighed on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $4.61 per million British thermal units (“mmbtu”), up 57% over the reporting period. Despite rising production volumes, natural gas pricing has benefitted from summer demand from electric generation and increasing exports that has reduced storage to levels well below the five-year range and at decadal lows (both seasonally adjusted).

Mont Belvieu NGL prices ended the reporting period at $25.21 per barrel, a 22% decline over the reporting period. Pricing for most NGL purity products also declined, with ethane the notable exception, up 31% over the period, benefitting from the strength in natural gas prices. Frac spreads, a measure of natural gas processing economics, ended the period at $0.19 per gallon, down 62% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 58 basis points to end the period at 2.99%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 22 basis points to 5.50%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 3.77% (as measured by the Dow Jones Equity REIT Total Return Index) and -0.44% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 1.21% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The diversified subsector followed, supported by improved volumetric projections.

The propane subsector experienced the weakest performance over the reporting period as winter demand proved fleeting early in the period and due to idiosyncratic factors at select subsector members later

6 OPPENHEIMER STEELPATH MLP INCOME FUND

in the period. The marine subsector also lagged, declining late in the reporting period fueled by fears of a softening of global economic conditions as well as some idiosyncratic factors for certain subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer, LP (ET) and Crestwood Equity Partners, LP (CEQP).

ET outperformed over the period after consolidating the general partner, Energy Transfer Equity, and the underlying partnership, Energy Transfer Partners. In addition, ET’s Permian and Marcellus/Utica assets have been seeing increasing activity that are expected to drive cash flow growth in conjunction with newly completed and upcoming projects.

CEQP units outperformed over the period, benefitting from a resurgence of activity in the Bakken Shale, strong growth in the Permian Basin, and the underlying partnership’s addition to the Alerian MLP Infrastructure Index.

Key detractors from the Fund’s performance were Buckeye Partners, LP (BPL) and Summit Midstream Partners LP (SMLP).

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. Further, late in the reporting period, BPL announced a reduction in its distribution payout. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows, with manageable capital needs, and continues to support growth opportunities that enhance its core asset base.

SMLP underperformed over the reporting period after reporting weaker than expected results and guidance early in the reporting period, driven by reduced industry activity in the Utica shale. The underlying partnership expects 2019 cash flow growth greater than 10%, with distribution coverage exceeding 1.15x by year-end 2019.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If a valuation allowance is established or adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place at times during the reporting period, including at period-end. See Note 2 of the Notes to Financial Statements for more information.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

OUTLOOK

We believe midstream equity valuations are attractive and sector participants are well-positioned for the future. Many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past, while upstream supply continues to hit new highs. Accordingly, we believe the stage is set for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

8 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	11.44%
Sunoco LP	8.52%
Genesis Energy LP	6.30%
NuStar Energy LP	6.17%
Tallgrass Energy LP Class A	6.14%
USA Compression Partners LP	5.67%
TC PipeLines LP	4.58%
Summit Midstream Partners LP	4.31%
Buckeye Partners LP	4.00%
NGL Energy Partners LP	3.74%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-4.87%	-4.36%	1.51%
Class C (MLPRX)	6/10/11	-5.55%	-5.08%	-0.94%
Class I (OSPMX)	6/28/13	-4.55%	-4.04%	-3.39%
Class Y (MLPZX)	3/31/10	-4.57%	-4.11%	1.77%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-10.35%	-5.48%	0.82%
Class C (MLPRX)	6/10/11	-6.38%	-5.08%	-0.94%
Class I (OSPMX)	6/28/13	-4.55%	-4.04%	-3.39%
Class Y (MLPZX)	3/31/10	-4.57%	-4.11%	1.77%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not

10 OPPENHEIMER STEELPATH MLP INCOME FUND

reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018
CLASS A	$ 1,000.00	$ 951.00	$ 24.55
CLASS C	1,000.00	947.50	36.37
CLASS I	1,000.00	952.70	19.34
CLASS Y	1,000.00	954.10	20.62

Hypothetical (5% return before expenses)
CLASS A	1,000.00	999.83	25.16
CLASS C	1,000.00	987.65	37.12
CLASS I	1,000.00	1,005.19	19.86
CLASS Y	1,000.00	1,003.89	21.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2018 are as follows:

Class	Expense Ratios
CLASS A	5.02%
CLASS C	7.45
CLASS I	3.95
CLASS Y	4.21

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS November 30, 2018

Description	Shares	Value
MLP Investments and Related Entities — 91.8%
Gathering/Processing — 14.9%
American Midstream Partners LP [1]	6,227,012	$29,578,307
Archrock, Inc. [1]	3,550,064	36,210,653
Crestwood Equity
Partners LP [1]	1,327,347	39,422,206
DCP Midstream LP	813,752	27,732,668
EnLink Midstream
Partners LP	7,325,115	96,911,271
Sanchez Midstream
Partners LP [1]	1,758,705	5,188,180
Summit Midstream
Partners LP [1]	10,750,202	132,119,983
Targa Resources Corp.	645,910	28,826,963
Western Gas Partners LP	1,393,951	61,947,182
Total Gathering/Processing		457,937,413

Natural Gas Pipeline Transportation — 16.0%
Energy Transfer LP	24,086,215	350,936,144
TC PipeLines LP [1]	4,716,646	140,508,884
Total Natural Gas Pipeline Transportation		491,445,028

Other Energy — 29.4%
AmeriGas Partners LP	638,758	23,736,247
CrossAmerica Partners LP [1]	4,811,251	75,921,541
CSI Compressco LP [1]	4,440,244	18,604,622
GasLog Partners LP [2]	1,165,291	26,813,346
Global Partners LP [1]	3,631,379	62,750,229
Golar LNG Partners LP [1,2]	4,569,416	55,518,405
Hoegh LNG Partners LP [2]	484,142	8,303,035
KNOT Offshore Partners LP [1,2]	1,788,152	35,834,566
Sprague Resources LP [1]	1,635,016	29,135,985
Suburban Propane Partners LP [1]	3,884,901	90,751,287
Sunoco LP [1]	9,339,784	261,140,361
Teekay LNG Partners LP [2]	2,222,352	30,090,646
Teekay Offshore Partners LP [2]	440,043	$730,472
USA Compression
Partners LP [1]	12,023,961	173,866,476
USD Partners LP	744,575	7,810,592
Total Other Energy		901,007,810

Petroleum Pipeline Transportation — 28.7%
Buckeye Partners LP	4,152,603	122,750,945
Delek Logistics
Partners LP	453,843	13,833,135
Genesis Energy LP [1]	8,765,274	193,274,292
Holly Energy Partners LP	1,321,964	37,186,847
NGL Energy Partners LP [1]	12,364,586	114,743,358
NuStar Energy LP [1]	7,825,269	189,136,752
PBF Logistics LP	985,940	19,797,675
Tallgrass Energy LP Class A [1]	8,809,126	188,162,931
Total Petroleum Pipeline Transportation		878,885,935

Terminalling & Storage — 2.8%
Blueknight Energy Partners LP1	2,140,334	3,659,971
Martin Midstream Partners LP [1]	7,647,133	81,136,081
Total Terminalling & Storage		84,796,052

Total MLP Investments And Related Entities
(identified cost $3,203,570,292)		2,814,072,238

Common Stocks — 1.1%
Petroleum Pipeline Transportation — 1.1%
Enbridge Energy Management LLC [3]	2,974,047	32,417,115

Total Common Stocks
(identified cost $53,769,399)		32,417,115

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Preferred MLP Investments and Related Entities — 2.6%
Gathering/Processing — 0.9%
Crestwood Equity Partners LP, 9.25% [1]	2,867,201	$27,668,490

Other Energy — 0.6%
CSI Compressco LP - Series A, 11% [1,4,5,6]	579,201	7,801,840
Teekay Offshore Partners LP, 7.25% [2]	592,198	10,209,493
Total Other Energy		18,011,333

Petroleum Pipeline Transportation — 1.1%
Blueknight Energy Partners LP, 11% [1]	799,993	$4,927,957
GPM Petroleum LP Class A, 10% [1,4,5]	1,500,000	29,955,000
Total Petroleum Pipeline Transportation		34,882,957

Total Preferred MLP Investments And Related Entities
(identified cost $64,597,827)		80,562,780

Total Investments — 95.5%
(identified cost $3,321,937,518)		2,927,052,133
Other Assets in Excess of Liabilities — 4.5%		139,365,554
Net Assets — 100.0%		$3,066,417,687

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2018, by virtue of the Fund owning at least 5% of the voting securities of the issuer unless otherwise noted. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares November 30, 2018
MLP Investments and Related Entities
American Midstream Partners LP	6,057,986	220,626	(51,600)	6,227,012
Arc Logistic Partners LP [i]	1,896,477	—	(1,896,477)	—
Archrock Partners LP [i]	5,367,394	—	(5,367,394)	—
Archrock, Inc. [i]	—	7,450,064	(3,900,000)	3,550,064
Blueknight Energy Partners LP	2,007,434	150,000	(17,100)	2,140,334
Crestwood Equity Partners LP [i]	5,297,451	—	(3,970,104)	1,327,347
CrossAmerica Partners LP	2,301,394	2,529,557	(19,700)	4,811,251
CSI Compressco LP	2,624,674	1,837,470	(21,900)	4,440,244
Genesis Energy LP	7,374,500	1,453,774	(63,000)	8,765,274
Global Partners LP	2,946,378	710,101	(25,100)	3,631,379
Golar LNG Partners LP	3,686,241	914,593	(31,418)	4,569,416
KNOT Offshore Partners LP	1,803,652	—	(15,500)	1,788,152
Martin Midstream Partners LP	6,406,253	1,295,500	(54,620)	7,647,133
NGL Energy Partners LP	10,050,472	2,400,000	(85,886)	12,364,586
NuStar Energy LP	5,540,776	2,331,755	(47,262)	7,825,269
Sanchez Midstream Partners LP	1,773,905	—	(15,200)	1,758,705
Sprague Resources LP	1,649,116	—	(14,100)	1,635,016
Suburban Propane Partners LP	2,801,658	1,491,500	(408,257)	3,884,901
Summit Midstream Partners LP	6,118,030	4,684,372	(52,200)	10,750,202
Sunoco LP	9,218,350	200,000	(78,566)	9,339,784
Tallgrass Energy LP Class A	—	8,809,126	—	8,809,126
TC Pipelines LP	1,984,746	2,884,897	(152,997)	4,716,646
USA Compression Partners LP	6,498,263	5,581,198	(55,500)	12,023,961
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	801,393	—	(1,400)	799,993
Crestwood Equity Partners LP - Preferred [i]	2,867,201	—	—	2,867,201
CSI Compressco LP Series A - Preferred	1,181,904	106,570	(709,273)	579,201
GPM Petroleum LP Class A - Preferred ii	1,500,000	—	—	1,500,000

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS (Continued)

		Distributions and Dividends
	Value November 30, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
MLP Investments and Related Entities
American Midstream Partners LP	$29,578,307	$4,090,613	$2,148,665	$—	$(68,398)	$(40,471,586)
Arc Logistic Partners LP [i]	—	—	—	—	6,884,280	(6,753,133)
Archrock Partners LP [i]	—	1,231,584	285,036	—	(17,308,338)	41,481,164
Archrock, Inc. [i]	36,210,653	1,870,825	—	—	1,920,442	(1,121,820)
Blueknight Energy Partners LP	3,659,971	934,150	—	—	(9,193)	(6,477,508)
Crestwood Equity Partners LP [i]	39,422,206	8,691,893	—	—	74,263,311	(17,201,111)
CrossAmerica Partners LP	75,921,541	7,773,858	—	—	68,214	(17,577,987)
CSI Compressco LP	18,604,622	1,903,541	683,319	—	(108,828)	(1,577,206)
Genesis Energy LP	193,274,292	17,993,131	—	—	159,766	22,006,437
Global Partners LP	62,750,229	5,627,883	334,109	—	255,053	4,447,736
Golar LNG Partners LP	55,518,405	5,444,756	—	2,612,923	(115,474)	(23,683,636)
KNOT Offshore Partners LP	35,834,566	1,931,610	—	1,787,746	6,452	3,104,599
Martin Midstream Partners LP	81,136,081	13,116,108	269,658	—	24,672	(6,616,427)
NGL Energy Partners LP	114,743,358	17,260,754	—	—	(228,968)	(20,037,439)
NuStar Energy LP	189,136,752	19,561,260	77,907	—	225,532	(14,442,741)
Sanchez Midstream Partners LP	5,188,180	2,642,278	—	—	17,438	(11,187,319)
Sprague Resources LP	29,135,985	4,291,917	—	—	193,922	(6,422,795)
Suburban Propane Partners LP	90,751,287	7,530,062	—	—	(1,247,227)	5,257,217
Summit Midstream Partners LP	132,119,983	16,572,413	—	—	(365,582)	(37,462,094)
Sunoco LP	261,140,361	30,509,767	—	—	(186,490)	18,102,568
Tallgrass Energy LP Class A	188,162,931	7,644,814	—	—	—	(322,556)
TC Pipelines LP	140,508,884	10,008,266	—	—	3,646,683	(20,923,312)
USA Compression Partners LP	173,866,476	17,795,378	793,760	—	470,307	(16,489,891)

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF INVESTMENTS (Continued)

		Distributions and Dividends
	Value November 30, 2018	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	$4,927,957	$571,995	$—	$—	$190	$(660,353)
Crestwood Equity Partners LP - Preferred [i]	27,668,490	2,421,065	—	—	—	6,922,570
CSI Compressco LP Series A - Preferred	7,801,840	1,218,095	—	—	—	1,788,632
GPM Petroleum LP Class A - Preferred ii	29,955,000	2,987,881	—	—	—	2,417,881
	$2,027,018,357	$211,625,897	$4,592,454	$4,400,669	$68,497,764	$(143,900,110)

[i]	Is not an affiliate as of November 30, 2018. Was an affiliate during the period ended November 30, 2018.

ii	An affiliate due to the Manager sitting on the board.

2.	Foreign security denominated in U.S. dollars.

3.	Non-income producing.

4.

Restricted security. The aggregate value of restricted securities at period end was $37,756,840, which represents 1.2% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
CSI Compressco LP Series A - Preferred	8/8/2016 – 11/14/2018	$4,914,367	$7,801,840	$2,887,473
GPM Petroleum LP Class A - Preferred	1/12/2016	21,719,775	29,955,000	8,235,225

5.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

6.	Interest and dividends paid in kind, when applicable.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2018

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $1,118,539,022)	$1,003,335,125
Affiliated companies (cost $2,203,398,496)	1,923,717,008
2,927,052,133
Deferred tax asset, net	153,311,026
Receivable for investments sold	6,803,588
Receivable for beneficial interest sold	5,435,808
Prepaid expenses	465,863
Dividends receivable	5,558
Total assets	3,093,073,976

Liabilities:
Due to custodian	16,279,350
Payable for beneficial interest redeemed	5,837,434
Payable to Manager	2,255,537
Payable for distribution and service plan fees	1,024,827
Transfer agent fees payable	509,528
Borrowing expense payable	24,032
Trustees' fees payable	13,134
Other liabilities	712,447
Total liabilities	26,656,289

Net Assets	$3,066,417,687

Composition of Net Assets
Par value of shares of beneficial interest	$573,998
Paid-in capital	3,847,411,192
Total accumulated losses	(781,567,503)
Net Assets	$3,066,417,687

OPPENHEIMER STEELPATH MLP INCOME FUND 19

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$5.41
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.74
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$5.01
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$5.62
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$5.59

Net Assets:
Class A shares	$1,312,477,716
Class C shares	867,323,155
Class I shares	23,214,194
Class Y shares	863,402,622
Total Net Assets	$3,066,417,687

Shares Outstanding:
Class A shares	242,431,658
Class C shares	172,957,878
Class I shares	4,129,378
Class Y shares	154,478,856
Total Shares Outstanding	573,997,770

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2018

Investment Income
Distributions and dividends ($4,400,669 income from affiliates)	$335,865,878
Less return of capital on distributions and dividends ($211,625,897 from affiliates)	(323,514,870)
Less return of capital on distributions and dividends in excess of cost basis ($4,592,454 from affiliates)	(9,437,906)
Total investment income	2,913,102

Expenses
Management fees	32,139,707
Distribution and service plan fees
Class A	3,586,161
Class C	9,860,034
Transfer agent fees
Class A	2,837,120
Class C	1,945,260
Class I	7,703
Class Y	1,855,107
Borrowing fees	860,986
Administrative fees	804,353
Tax expense	397,900
Legal, auditing, and other professional fees	319,128
Custody fees	282,852
Registration fees	175,410
Trustees' fees	87,297
Other	92,147
Total expenses, before waivers and deferred taxes	55,251,165
Less expense waivers	(3,260,953)
Net expenses, before deferred taxes	51,990,212

Net investment loss, before deferred taxes	(49,077,110)
Deferred tax expense	(18,431,455)
Net investment loss, net of deferred taxes	(67,508,565)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments from:
Unaffiliated companies (net return of capital in excess of cost basis of $4,845,452)	29,858,934
Affiliated companies (net return of capital in excess of cost basis of $4,592,454)	68,497,764
Deferred tax expense	(66,119,370)
Net realized gains, net of deferred taxes	32,237,328
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	22,490,009
Affiliated companies	(143,900,110)
Deferred tax expense	(6,790,180)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(128,200,281)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(95,962,953)
Change in net assets resulting from operations	$(163,471,518)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Operations
Net investment loss, net of deferred taxes	$(67,508,565)	$(42,361,117)
Net realized gains on investments, net of deferred taxes	32,237,328	58,814,019
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(128,200,281)	(258,953,793)
Change in net assets resulting from operations	(163,471,518)	(242,500,891)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(160,500,997)	(143,269,737)
Class C shares	(117,326,984)	(107,915,184)
Class I shares	(2,782,423)	(1,863,906)
Class Y shares	(102,276,139)	(81,729,622)
Distributions to shareholders from return of capital:	(382,886,543)	(334,778,449)

Dividends and Distributions Declared
Class A shares	(9,870)	(22,243,162)
Class C shares	(7,215)	(16,754,234)
Class I shares	(171)	(289,378)
Class Y shares	(6,290)	(12,688,828)
Dividends and Distributions Declared	(23,546)	(51,975,602)
Change in net assets resulting from distributions to shareholders	(382,910,089)	(386,754,051)

Beneficial Interest Transactions
Class A shares	56,385,689	64,133,015
Class C shares	(9,084,854)	50,715,646
Class I shares	3,060,289	7,559,960
Class Y shares	72,968,628	236,323,383
Change in net assets resulting from beneficial interest transactions	123,329,752	358,732,004
Change in net assets	(423,051,855)	(270,522,938)

Net Assets
Beginning of period	3,489,469,542	3,759,992,480
End of period	$3,066,417,687	$3,489,469,542

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.37	$7.47	$7.78	$11.01	$10.86
Income/(loss) from investment operations:
Net investment loss[1]	(0.11)	(0.06)	(0.05)	(0.06)	(0.09)
Return of capital[1]	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	(0.61)	(0.72)	0.11	(2.87)	0.54
Total from investment operations	(0.28)	(0.39)	0.47	(2.45)	0.93
Distributions to shareholders:
Return of capital	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	(0.00)[7]	(0.09)	—	—	—
Total distributions to shareholders	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.41	$6.37	$7.47	$7.78	$11.01

Total Return, at Net Asset Value [2]	(4.87%)	(5.91%)	7.29%	(23.32%)	8.66%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,312,478	$1,482,395	$1,681,230	$1,355,597	$2,116,790
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.49%	1.47%	1.49%	1.49%	1.50%
Expense (waivers)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.39%	1.36%	1.37%	1.38%	1.38%
Deferred tax expense/(benefit)[5]	2.70%	(1.47%)	2.07%	(12.85%)	4.38%
Total expenses/(benefit)	4.09%	(0.11%)	3.44%	(11.47%)	5.76%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.29%)	(1.11%)	(1.09%)	(1.22%)	(1.41%)
Expense (waivers)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.19%)	(1.00%)	(0.97%)	(1.11%)	(1.29%)
Deferred tax benefit/(expense)[6]	(0.54%)	0.21%	0.32%	0.54%	0.56%
Net investment loss	(1.73%)	(0.79%)	(0.65%)	(0.57%)	(0.73%)

Portfolio turnover rate	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (see Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Rounds to less than ($.005) per share.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.99	$7.12	$7.51	$10.73	$10.68
Income/(loss) from investment operations:
Net investment loss[1]	(0.18)	(0.14)	(0.12)	(0.15)	(0.17)
Return of capital[1]	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	(0.56)	(0.67)	0.10	(2.77)	0.52
Total from investment operations	(0.30)	(0.42)	0.39	(2.44)	0.83
Distributions to shareholders:
Return of capital	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	(0.00)[7]	(0.09)	—	—	—
Total distributions to shareholders	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.01	$5.99	$7.12	$7.51	$10.73

Total Return, at Net Asset Value [2]	(5.55%)	(6.65%)	6.44%	(23.85%)	7.84%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$867,323	$1,046,385	$1,199,208	$1,096,028	$1,701,552
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.24%	2.22%	2.24%	2.24%	2.25%
Expense (waivers)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	2.14%	2.11%	2.12%	2.13%	2.13%
Deferred tax expense/(benefit)[5]	2.70%	(1.47%)	2.07%	(12.85%)	4.38%
Total expenses/(benefit)	4.84%	0.64%	4.19%	(10.72%)	6.51%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.73%)	(2.39%)	(2.28%)	(2.21%)	(2.21%)
Expense (waivers)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.63%)	(2.28%)	(2.16%)	(2.10%)	(2.09%)
Deferred tax benefit/(expense)[6]	(0.54%)	0.21%	0.32%	0.54%	0.56%
Net investment loss	(3.17%)	(2.07%)	(1.84%)	(1.56%)	(1.53%)

Portfolio turnover rate	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (see Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.10%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Rounds to less than ($.005) per share.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.57	$7.66	$7.93	$11.17	$10.97
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.07)	0.00 [2]	0.16	(0.03)	0.01
Return of capital[1]	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	(0.64)	(0.77)	(0.06)	(2.91)	0.49
Total from investment operations	(0.27)	(0.38)	0.51	(2.46)	0.98
Distributions to shareholders:
Return of capital	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	(0.00)[8]	(0.09)	—	—	—
Total distributions to shareholders	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.62	$6.57	$7.66	$7.93	$11.17

Total Return, at Net Asset Value[3]	(4.55%)	(5.61%)	7.68%	(23.06%)	9.04%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$23,214	$24,103	$20,112	$235	$331
Ratio of Expenses to Average Net Assets:
Before deferred tax expense/(benefit)[4]	1.07%	1.03%	1.01%	1.05%	1.05%
Deferred tax expense/(benefit)[5]	2.70%	(1.47%)	2.07%	(12.85%)	4.38%
Total expenses/(benefit)	3.77%	(0.44%)	3.08%	(11.80%)	5.43%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before deferred tax benefit/(expense)	(0.58%)	(0.21%)	1.69%	(0.88%)	(0.45%)
Deferred tax benefit/(expense)[6]	(0.54%)	0.21%	0.32%	0.54%	0.56%
Net investment income/(loss)	(1.12%)	0.00%[7]	2.01%	(0.34%)	0.11%

Portfolio turnover rate	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.	Rounds to less than $0.005 a share.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.03%, 1.02%, 0.99%, 1.02%, and 1.02% for the year ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Less than 0.005%.
8.	Rounds to less than ($.005) per share.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 25

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.54	$7.63	$7.91	$11.15	$10.97
Income/(loss) from investment operations:
Net investment loss[1]	(0.07)	(0.03)	(0.02)	(0.02)	(0.04)
Return of capital[1]	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	(0.64)	(0.74)	0.11	(2.92)	0.52
Total from investment operations	(0.27)	(0.38)	0.50	(2.46)	0.96
Distributions to shareholders:
Return of capital	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	(0.00)[7]	(0.09)	—	—	—
Total distributions to shareholders	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.59	$6.54	$7.63	$7.91	$11.15

Total Return, at Net Asset Value [2]	(4.57%)	(5.64%)	7.56%	(23.11%)	8.85%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$863,403	$936,587	$859,443	$679,630	$992,009
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.24%	1.22%	1.24%	1.24%	1.24%
Expense (waivers)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.14%	1.11%	1.12%	1.13%	1.12%
Deferred tax expense/(benefit)[5]	2.70%	(1.47%)	2.07%	(12.85%)	4.38%
Total expenses/(benefit)	3.84%	(0.36%)	3.19%	(11.72%)	5.50%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.74%)	(0.71%)	(0.72%)	(0.81%)	(1.01%)
Expense (waivers)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.64%)	(0.60%)	(0.60%)	(0.70%)	(0.89%)
Deferred tax benefit/(expense)[6]	(0.54%)	0.21%	0.32%	0.54%	0.56%
Net investment loss	(1.18%)	(0.39%)	(0.28%)	(0.16%)	(0.33%)

Portfolio turnover rate	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (see Note 7).
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Rounds to less than ($.005) per share.

See accompanying Notes to Financial Statements.

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”) , which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2018:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$83,398,309
State	7,942,696
Total deferred tax expense	$91,341,005

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(15,147,410)	(21.00%)
State income taxes net of federal benefit	(1,442,610)	(2.00%)
Effect of permanent differences	(853,144)	(1.18%)
Effect of tax rate change	110,256,444	152.86%
Return to provision adjustments	(812,779)	(1.13%)
Change in valuation allowance	(659,496)	(0.91%)
Total income tax expense (benefit)	$91,341,005	126.64%

For the year ended November 30, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 126.64% (net expense) differed from the combined federal and state statutory tax rate of 23.00% (net benefit) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax assets and the valuation allowance in place as of the date of enactment resulting in the recognition of additional current period deferred tax expense. The aggregate impact of this change is being entirely recorded during the year ended November 30, 2018 resulting in an increase to the effective tax rate when deferred tax expense is reflected as a percentage of the Fund’s current period operations.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2018, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$174,353,004
Net operating loss carryforward (tax basis) - State	17,417,828
Capital loss carryforward (tax basis)	65,016,148
Book to tax differences - Income recognized from MLPs	4,831,793
Valuation allowance	(51,408,020)
Total deferred tax asset	210,210,753

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(56,899,727)
Total deferred tax liability	(56,899,727)

Total net deferred tax asset/(liability)	$153,311,026

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2018 the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	258,885,745
11/30/2036	144,231,370
11/30/2037	63,880,432
Total expiring net operating loss carryforwards	$686,224,158

Total non-expiring net operating loss carryforwards	$144,028,244

Total net operating loss carryforwards	$830,252,402

At November 30, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$282,678,902
Total	$282,678,902

During the year ended November 30, 2018, the Fund utilized $150,510,739 of capital loss carryforward.

At November 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,677,434,456
Gross Unrealized Appreciation	$572,634,445
Gross Unrealized Depreciation	(323,016,768)
Net Unrealized Appreciation (Depreciation) on Investments	$249,617,677

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New accounting pronouncements. During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, UNII has been removed from the Statements of Changes in Net Assets to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with a third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobserble Inputs	Value
Assets Table
Investments, at Value:
MLP Investnts and Related Entities*	$2,814,072,238	$—	$—	2,814,072,238
Common Stocks*	32,417,115	—	—	32,417,115
Preferred MLP Investments and Related Entities*	15,137,450	27,668,490	37,756,840	80,562,780
Total Assets	$2,861,626,803	$27,668,490	$37,756,840	$2,927,052,133

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2017	$66,692,929
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	4,206,513
Total realized gain/(loss)	—
Purchases	—
Payment in kind from distributions	1,218,095
Sales	—
Conversion to common shares, at cost	(6,987,738)
Return of capital distributions	(4,205,975)
Transfers out of Level 3 during the period*	(23,166,984)
Ending balance November 30, 2018	$37,756,840

*	Transferred from Level 3 to Level 2 as a result of the availability of observable market data for the security.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2018 is $1,119,789.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of November 30, 2018:

Assets Table Investments, at Value:	Value as of November 30, 2018	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$7,801,840	Discounted Cash Flow Model	Illiquidity Discount	n/a	7%(a)
			Average Estimated Yield	5.3%-13.7%	9.5%(a)
	29,955,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7%(b)
			Average Estimated Yield	11.9%-13.5%	12.7%(b)
Total	$37,756,840

(a)

The Fund fair values certain preferred shares using a discounted cash flow model which values the shares at the expected value of common units to be received in PIK conversion based on: the current price of the common shares (observable), the 20-day volume weighted average price (VWAP) of the common shares (observable), the 3-day volume weighted average price of the common shares (observable), and a discount rate, which is derived from the estimated yield and an illiquidity discount. Such security’s fair valuation could

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	59,232,430	$362,725,262	76,648,986	$562,027,068
Dividends and/or distributions reinvested	24,655,240	147,527,307	20,834,596	148,605,318
Redeemed	(74,247,048)	(453,866,880)	(89,788,189)	(646,499,371)
Net increase	9,640,622	$56,385,689	7,695,393	$64,133,015

OPPENHEIMER STEELPATH MLP INCOME FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	28,105,837	$162,402,035	37,695,717	$263,475,818
Dividends and/or distributions reinvested	20,497,495	114,426,962	17,820,248	120,281,808
Redeemed	(50,293,830)	(285,913,851)	(49,309,164)	(333,041,980)
Net increase/(decrease)	(1,690,498)	$(9,084,854)	6,206,801	$50,715,646

Class I
Sold	1,639,549	$10,319,125	2,298,743	$17,027,108
Dividends and/or distributions reinvested	387,635	2,397,204	231,076	1,680,290
Redeemed	(1,568,526)	(9,656,040)	(1,486,096)	(11,147,438)
Net increase	458,658	$3,060,289	1,043,723	$7,559,960

Class Y
Sold	61,147,823	$387,053,317	76,083,142	$568,884,555
Dividends and/or distributions reinvested	16,458,243	101,361,366	12,814,559	93,199,143
Redeemed	(66,412,936)	(415,446,055)	(58,254,854)	(425,760,315)
Net increase	11,193,130	$72,968,628	30,642,847	$236,323,383

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2018, were as follows:

	Purchases	Sales
Investment securities	$956,624,414	$945,661,478

40 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the year ended November, 30 2018 was 0.95% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER STEELPATH MLP INCOME FUND 41

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in-person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2018	$1,106,873	$47,365	$126,781

42 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expense such as litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2018, the Manager reimbursed $1,374,598, $943,527, and $898,191 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2018:

Eligible Expense Recoupment Expiring:
November 30, 2019	$3,593,107
November 30, 2020	3,700,354
November 30, 2021	3,216,316

During the year ended November 30, 2018, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$19,087
Class C	13,472
Class Y	12,078
$44,637

OPPENHEIMER STEELPATH MLP INCOME FUND 43

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

This Transfer Agent waiver was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund are also an officer or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $154,239,372 in purchases and $186,376,868 in sales considered cross-trades, resulting in $33,184,271 of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2018, the Fund paid $860,986 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2018.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Manager, OFI SteelPath, Inc. (a wholly-owned subsidiary of OppenheimerFunds, Inc.), announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Manager (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

Upon shareholder approval of the Reorganization, it is anticipated that the Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the Reorganization in order to facilitate a smooth transition of the Fund’s shareholders to the corresponding Acquiring Fund. Investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.

OPPENHEIMER STEELPATH MLP INCOME FUND 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Income Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Income Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

46 OPPENHEIMER STEELPATH MLP INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We have served as the auditor of one or more of the Oppenheimer SteelPath MLP Funds since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2019

OPPENHEIMER STEELPATH MLP INCOME FUND 47

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940 requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

48 OPPENHEIMER STEELPATH MLP INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund outperformed its category median for the three-year period, though it underperformed its category median for the other periods. The Board also noted that, to review the Fund’s performance, the Manager uses an internal ranking methodology with a more focused analysis of the master limited partnership investing universe and competitors than the independent consultant’s category. In this regard, the Board considered that the Fund ranked in the 1st, 5th, 13th, 2nd, and 59th percentiles using this internal ranking methodology for the 2013, 2014, 2015, 2016 and 2017 calendar years, respectively.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager with similar investment mandates. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower

OPPENHEIMER STEELPATH MLP INCOME FUND 49

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

than their respective peer group medians and category medians. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s master limited partnership investments. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. This waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. Finally, the Board considered that OFI Global Asset Management, Inc., an affiliate of the Manager, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

50 OPPENHEIMER STEELPATH MLP INCOME FUND

DISTRIBUTION SOURCES Unaudited

For the most current information, please go to oppenheimerfunds.com. Select your Fund and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

The table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	6/8/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	7/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	8/10/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	9/7/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	10/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	11/2/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	11/28/18	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP INCOME FUND 51

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 53

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

54 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951

Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 55

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007).

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009).

56 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.
Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 57

OPPENHEIMER STEELPATH MLP INCOME FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

58 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates,

OPPENHEIMER STEELPATH MLP INCOME FUND 59

PRIVACY POLICY NOTICE (Continued)

or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

60 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OPPENHEIMER STEELPATH MLP INCOME FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1390.001.1218 January 25, 2019

Annual Report 11/30/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer **SteelPath MLP Alpha Plus Fund**

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Statement of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	43
Board Approval of the Fund’s Investment Advisory Agreement	45
Distribution Sources	48
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	49
Trustees and Officers	50
Privacy Policy Notice	56

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-6.15%	-11.51%	6.27%	1.21%
5-Year	-7.67%	-8.76%	11.12%	-5.16%
Since Inception (2/6/12)	-1.84%	-2.69%	13.50%	-0.33%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -6.15% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return gain of 1.21%. During the same period, the S&P 500 Index produced a total return gain of 6.27%.

Over the twelve-month reporting period ended November 30, 2018, the midstream sector underperformed the broader markets (as measured by the S&P 500 Index), though at times throughout the period the asset class did outperform. After opening the period strong, the midstream group encountered headwinds created by the U.S. Federal Energy Regulatory Commission (FERC) announcing changes related to the cost-of-service tariff rate appraisal on interstate natural gas and oil pipelines owned by MLPs. This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. Later in the period, FERC issued a revised policy statement that softened the previous policy statement’s negative implications for certain operators, after which the AMZ performance moved ahead of the S&P 500 Index. However, late in the reporting period, a broader market pullback that was partially fueled by fears of softening of global economic conditions drove crude oil prices and the overall energy equity group lower, pushing midstream equity returns back into a deficit against the S&P 500 Index.

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

The tepid performance of midstream equities is particularly frustrating, as underlying business fundamentals are generally strong, benefiting from healthy production trends for crude oil and natural gas. For example, Permian Basin production growth has effectively resulted in the full utilization of existing midstream assets exiting the basin. This condition is likely to provide certain midstream operators the ability to earn outsized marketing margins until pipeline takeaway capacity relieves the current bottleneck. More importantly, producers in the basin have been committing to long-term contracts to support new crude oil, natural gas and natural gas liquids (“NGLs”) pipelines out of the basin. Additionally, U.S. production volumes are playing a greater role in meeting global demand through exports. In recent months, several new U.S. export records have been established for crude oil, finished petroleum products (including gasoline, diesel, and jet fuel), natural gas, and NGLs (most notably ethane, propane, and butane).

While it is likely that a general lack of energy sector rotation across the broad markets has contributed to the sector’s slow recovery, we also believe that investors have had to contend with some mixed signals coming from the sector. Most notably, many sector participants have been transitioning to maintain higher coverage ratios (the ratio of cash flow generated relative to the cash flow paid out as a distribution) in order to be able to self-fund capital spending needs. While this self-funding transition carries several long-term benefits such as reducing equity dilution, providing a greater cushion to distribution payouts, and lowering capital markets risks, this transition to higher coverage required certain operators to halt or slow distribution growth and others to cut distribution rates, which appeared to dampen short-term investor sentiment.

Over the reporting period, we estimate approximately $14 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $23 billion that was raised over the 12-month reporting period ended November 30, 2017. Midstream companies also raised approximately $34 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions.

The Tax Cuts and Jobs Act of 2017, enacted on December 22, 2017, reduced the Fund’s Federal income tax rate from 35% to 21%. While we view a reduction in the corporate tax rate as a significant long-term positive for the C-Corp fund structure, the immediate impact was a reduction in the Fund’s Net Asset Value due to the required remeasuring of the Fund’s accumulated deferred tax assets, as of the enactment date, using the new 21% rate. This also significantly contributed to the Fund’s underperformance versus the Index this reporting period.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $50.93 per barrel, down 11% over the reporting period, while global crude prices, as measured by Brent crude oil, traded 8% lower over the reporting period. Brent exited the period at a $6.17 per barrel premium to WTI, as the aforementioned Permian capacity constraints weighed on WTI pricing, relative to international levels, as more barrels are pushed from the Permian to Cushing, OK, where WTI pricing is set.

Henry Hub natural gas spot prices exited the period at $4.61 per million British thermal units (“mmbtu”), up 57% over the reporting period. Despite rising production volumes, natural gas pricing has benefitted from summer demand from electric generation and increasing exports that has reduced storage to levels well below the five-year range and at decadal lows (both seasonally adjusted).

Mont Belvieu NGL prices ended the reporting period at $25.21 per barrel, a 22% decline over the reporting period. Pricing for most NGL purity products also declined, with ethane the notable exception, up 31% over the period, benefitting from the strength in natural gas prices. Frac spreads, a measure of natural gas processing economics, ended the period at $0.19 per gallon, down 62% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short-term rates increased more than the yields on longer-dated maturities. The ten-year Treasury yield increased 58 basis points to end the period at 2.99%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 22 basis points to 5.50%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 3.77% (as measured by the Dow Jones Equity REIT Total Return Index) and -0.44% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 1.21% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on compression provided the best performance over the period, as strength in demand for compression services has driven increased asset utilization and pricing increases. The diversified subsector followed, supported by improved volumetric projections.

The propane subsector experienced the weakest performance over the reporting period as winter demand proved fleeting early in the period and due to idiosyncratic factors at select subsector members later in the period. The marine subsector also

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

lagged, declining late in the reporting period fueled by fears of a softening of global economic conditions as well as some idiosyncratic factors for certain subsector members.

FUND REVIEW

Key contributors to the Fund’s performance were Enterprise Products Partners, LP (EPD) and Plains All American Partners, LP (PAA).

EPD outperformed over the period as underlying business fundamentals continued to improve and as multiple large-scale growth projects were placed into service or nearing completion. Additionally, EPD continued to benefit from increased market participant focus on partnerships without incentive distribution rights (“IDRs”) and modest equity capital needs.

PAA outperformed over the period as underlying business fundamentals continued to improve and as several growth projects were brought in-service or approached completion. Additionally, PAA continued to benefit from increased market participant focus on partnerships without IDRs, and its Permian assets, which are poised to benefit from recent activity driving cash flow growth.

Key detractors from the Fund’s performance were TC Pipelines, LP (TCP) and Buckeye Partners, LP (BPL).

TCP units underperformed over the period following FERC changes related to cost-of-service tariffs on interstate natural gas and liquids pipelines owned by MLPs. Despite the initial concern, TCP announced later that the negative financial impact of the FERC’s changes would be smaller than originally expected. The underlying partnership continues to make efforts to mitigate FERC’s actions and the fundamentals underlying TCP’s asset base remain strong despite the regulatory changes.

BPL underperformed over the period as market participants expressed heightened concerns related to storage re-contracting and following the FERC changes. Further, late in the reporting period, BPL announced a reduction in its distribution payout. BPL operates a portfolio of strategic, long-lived infrastructure assets that generates highly-stable, fee-based cash flows, with manageable capital needs, and continues to support growth opportunities that enhance its core asset base.

Separately, the Fund also obtains leverage through borrowing, which had a negative impact on performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If a valuation allowance is established or adjusted,

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place throughout the entire reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe midstream equity valuations are attractive and sector participants are well-positioned for the future. Many MLPs have reached or are approaching a self-funding level of retained cash flows and the industry’s heaviest capital spending obligations appear to be in the past, while upstream supply continues to hit new highs. Accordingly, we believe the stage is set for a realignment of business and equity fundamentals, positioning the sector well for long-term investors seeking an attractive blend of current income, moderate growth, and, presently, attractive valuations.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	24.79%
Enterprise Products Partners LP	14.37%
Williams Cos., Inc.	12.83%
MPLX LP	10.73%
Tallgrass Energy LP Class A	9.89%
Magellan Midstream Partners LP	8.36%
Buckeye Partners LP	6.53%
Targa Resources Corp.	6.51%
TC PipeLines LP	6.30%
EQM Midstream Partners LP	6.21%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on net assets.

ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/12	-6.15%	-7.67%	-1.84%
Class C (MLPMX)	5/22/12	-6.66%	-8.33%	-2.05%
Class I (OSPPX)	6/28/13	-5.67%	-7.26%	-6.08%
Class Y (MLPNX)	12/30/11	-5.70%	-7.42%	-1.34%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/12	-11.51%	-8.76%	-2.69%
Class C (MLPMX)	5/22/12	-7.49%	-8.33%	-2.05%
Class I (OSPPX)	6/28/13	-5.67%	-7.26%	-6.08%
Class Y (MLPNX)	12/30/11	-5.70%	-7.42%	-1.34%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018
CLASS A	$ 1,000.00	$ 917.70	$ 22.83
CLASS C	1,000.00	914.70	26.42
CLASS I	1,000.00	918.60	20.85
CLASS Y	1,000.00	919.60	21.67

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,001.19	23.83
CLASS C	1,000.00	997.40	27.56
CLASS I	1,000.00	1,003.27	21.77
CLASS Y	1,000.00	1,002.43	22.60

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2018 are as follows:

Class	Expense Ratios
CLASS A	4.75%
CLASS C	5.51
CLASS I	4.33
CLASS Y	4.50

The expense ratios for Class A, C, I, and Y reflect voluntary and/or contractual waivers of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF INVESTMENTS November 30, 2018

Description	Shares	Value
MLP Investments and Related Entities — 116.6%
Diversified — 14.4%
Enterprise Products Partners LP [1]	962,387	$25,262,659

Gathering/Processing — 27.2%
Antero Midstream GP LP [1]	463,735	6,867,916
DCP Midstream LP [1]	135,078	4,603,458
MPLX LP [1]	569,113	18,854,714
Targa Resources Corp. [1]	256,356	11,441,168
Western Gas Partners LP [1]	137,887	6,127,698
Total Gathering/Processing		47,894,954

Natural Gas Pipeline Transportation — 37.3%
Energy Transfer LP [1]	2,990,024	43,564,654
EQM Midstream Partners LP [1]	228,924	10,910,518
TC Pipelines LP [1]	371,949	11,080,360
Total Natural Gas Pipeline Transportation		65,555,532

Other Energy — 6.5%
Sunoco LP [1]	56,210	1,571,632
USA Compression Partners LP [1]	310,080	4,483,757
Westlake Chemical Partners LP [1]	233,241	5,299,235
Total Other Energy		11,354,624

Petroleum Pipeline Transportation — 31.2%
Buckeye Partners LP [1]	388,477	$11,483,380
Magellan Midstream Partners LP [1]	242,797	14,684,363
Phillips 66 Partners LP [1]	74,436	3,491,049
Plains All American Pipeline LP [1]	195,244	4,496,469
Plains GP Holdings LP, Class A [1]	148,366	3,283,340
Tallgrass Energy LP Class A [1]	813,798	17,382,725
Total Petroleum Pipeline Transportation		54,821,326

Total MLP Investments and Related Entities
(identified cost $219,071,351)		204,889,095

Common Stocks — 12.8%
Diversified — 12.8%
Williams Cos., Inc. [1]	890,203	22,539,940

Total Common Stocks
(identified cost $27,343,618)		22,539,940

Short-Term Investments — 0.3%
Money Market — 0.3%
Fidelity Treasury Portfolio, Class I, 2.071% [2]	573,426	573,426

Total Short-Term Investments
(identified cost $573,426)		573,426

Total Investments — 129.7%
(identified cost $246,988,395)		228,002,461
Liabilities in Excess of Other Assets — (29.7)%		(52,258,263)
Net Assets — 100.0%		$175,744,198

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1.

As of November 30, 2018, all or a portion of the security has been pledged as collateral for a Fund loan. The value of the securities in the pledged account totaled $137,424,988 as of November 30, 2018. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 8 of the Notes to Financial Statements for additional information.

2	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2018

Assets:
Investments at value (cost $246,988,395) – see accompanying Statement of Investments:	$228,002,461
Cash held as collateral	146,700
Deferred tax asset, net	8,936,410
Receivable for beneficial interest sold	2,225,342
Prepaid expenses	170,771
Dividends receivable	1,173
Receivable for investments sold	1,797,632
Total assets	241,280,489

Liabilities:
Payable on borrowing (See note 8)	62,000,000
Payable for investments purchased	2,287,125
Payable for beneficial interest redeemed	765,914
Payable to Manager	151,416
Interest expense payable	74,365
Payable for distribution and service plan fees	52,385
Transfer agent fees payable	29,421
Borrowing expense payable	10,488
Trustees' fees payable	1,494
Other liabilities	163,683
Total liabilities	65,536,291

Net Assets	$175,744,198

Composition of Net Assets
Par value of shares of beneficial interest	$33,461
Paid-in capital	292,316,790
Total accumulated losses	(116,606,053)
Net Assets	$175,744,198

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$5.29
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.61
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$4.97
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$5.47
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$5.43

Net Assets:
Class A shares	$61,895,700
Class C shares	46,681,567
Class I shares	778,361
Class Y shares	66,388,570
Total Net Assets	$175,744,198

Shares Outstanding:
Class A shares	11,691,728
Class C shares	9,396,437
Class I shares	142,209
Class Y shares	12,230,650
Total Shares Outstanding	33,461,024

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENT OF OPERATIONS For the Year Ended November 30, 2018

Investment Income
Distributions and dividends	$19,902,880
Less return of capital on distributions and dividends	(18,835,993)
Total investment income	1,066,887

Expenses
Management fees	2,635,947
Distribution and service plan fees
Class A	185,030
Class C	498,261
Transfer agent fees
Class A	147,656
Class C	98,195
Class I	313
Class Y	167,913
Legal, auditing, and other professional fees	216,438
Registration fees	87,614
Administrative fees	60,787
Custody fees	27,477
Trustees' fees	9,370
Borrowing fees	361,215
Other	27,652
Net expenses, before interest expense from payable on borrowing and deferred taxes	4,523,868
Interest expense from payable on borrowing	1,862,198
Net expenses, before waivers and deferred taxes	6,386,066
Less waivers	(40,609)
Net expenses, before deferred taxes	6,345,457

Net investment loss, before deferred taxes	(5,278,570)
Deferred tax benefit	7,417,043
Net investment income, net of deferred taxes	2,138,473

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments	(1,393,807)
Deferred tax expense	(5,984,570)
Net realized losses, net of deferred taxes	(7,378,377)
Net Change in Unrealized Appreciation/(Depreciation)
Investments	1,154,501
Deferred tax expense	(5,247,999)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(4,093,498)

Net realized and unrealized losses on investments, net of deferred taxes	(11,471,875)
Change in net assets resulting from operations	$(9,333,402)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Operations
Net investment income/(loss), net of deferred taxes	$2,138,473	$(6,521,711)
Net realized gains/(losses), net of deferred taxes	(7,378,377)	8,506,888
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(4,093,498)	(30,150,904)
Change in net assets resulting from operations	(9,333,402)	(28,165,727)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(7,797,390)	(4,742,853)
Class C shares	(5,593,867)	(2,552,952)
Class I shares	(106,712)	(29,788)
Class Y shares	(8,706,073)	(4,243,810)
Distributions to shareholders from return of capital:	(22,204,042)	(11,569,403)

Dividends and Distributions Declared
Class A shares	—	(4,213,889)
Class C shares	—	(2,268,224)
Class I shares	—	(26,465)
Class Y shares	—	(3,770,502)
Dividends and Distributions Declared	—	(10,279,080)
Change in net assets resulting from distributions to shareholders	(22,204,042)	(21,848,483)

Beneficial Interest Transactions
Class A shares	(4,157,560)	(30,955,691)
Class C shares	10,009,581	7,099,339
Class I shares	(22,613)	590,713
Class Y shares	(7,145,966)	30,039,447
Change in net assets resulting from beneficial interest transactions	(1,316,558)	6,773,808
Change in net assets	(32,854,002)	(43,240,402)

Net Assets
Beginning of period	208,598,200	251,838,602
End of period	$175,744,198	$208,598,200

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2018

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(9,333,402)
Non cash items included in operations:
Deferred income taxes	3,679,971
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(116,615,948)
Sales of long-term portfolio investments	139,667,813
Purchase of short-term portfolio investments, net	(12,149)
Distributions from Master Limited Partnerships	18,835,993
Increase in prepaid expenses	(2,840)
Decrease in receivable for dividends	1,105
Increase in receivable for investments sold	(376,039)
Decrease in current tax liability	(93,378)
Decrease in payable to Manager	(68,076)
Increase in payable for investments purchased	2,287,125
Increase in other liabilities	6,309
Decrease in payable for distribution and service fees payable	(1,317)
Decrease in transfer agent fees payable	(6,456)
Decrease in trustees' fees payable	(2,590)
Increase in interest expense payable	16,907
Increase in borrowing expense payable	3,081
Net realized loss on investments	1,393,807
Net change in accumulated unrealized appreciation/(depreciation) on investments	(1,154,501)
Net cash provided by operating activities	38,225,415

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	69,918,879
Payment of shares redeemed, net of payable for beneficial interest redeemed	(94,073,753)
Distributions paid to shareholders, net of reinvestments	(992,541)
Proceeds from borrowing	10,000,000
Payments on borrowing	(23,000,000)
Net cash used in financing activities	(38,147,415)

Net change in cash	78,000
Cash held as collateral at beginning of period	68,700
Cash held as collateral at end of period	$146,700

Supplemental disclosure of cash flow information:

Cash paid on interest of $1,845,291.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $21,211,501.

See accompanying Notes to the Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.28	$7.73	$7.95	$12.95	$11.77
Income/(loss) from investment operations:
Net investment income/(loss)[1]	0.07	(0.20)	(0.11)	(0.15)	(0.21)
Return of capital[1]	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	(0.83)	(0.99)	0.16	(4.69)	1.50
Total from investment operations	(0.33)	(0.79)	0.44	(4.34)	1.84
Distributions to shareholders:
Return of capital	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.29	$6.28	$7.73	$7.95	$12.95

Total Return, at Net Asset Value [2]	(6.15%)	(11.36%)	6.66%	(34.68%)	15.77%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$61,896	$77,082	$125,026	$88,832	$214,846
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.96%	2.42%	2.43%	2.30%	2.40%
Expense recoupment/(waivers)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of recoupment/(waivers) and before deferred tax expense/(benefit)[5]	2.94%	2.41%	2.43%	2.30%	2.52%
Deferred tax expense/(benefit)[6]	1.81%	1.02%	1.09%	(12.67%)	5.54%
Total expenses/(benefit)	4.75%	3.43%	3.52%	(10.37%)	8.06%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	(2.42%)	(2.33%)	(1.84%)	(2.04%)	(2.35%)
Expense recoupment/(waivers)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(2.40%)	(2.32%)	(1.84%)	(2.04%)	(2.47%)
Deferred tax benefit/(expense)[7]	3.52%	(0.20%)	0.34%	0.67%	0.88%
Net investment income/(loss)	1.12%	(2.52%)	(1.50%)	(1.37%)	(1.59%)

Portfolio turnover rate	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 7).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.88%, 1.83%, 1.90%, 1.86%, and 1.99%, for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.97	$7.44	$7.73	$12.71	$11.64
Income/(loss) from investment operations:
Net investment income/(loss)[1]	0.00 [8]	(0.27)	(0.18)	(0.22)	(0.28)
Return of capital[1]	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	(0.77)	(0.94)	0.16	(4.60)	1.46
Total from investment operations	(0.34)	(0.81)	0.37	(4.32)	1.73
Distributions to shareholders:
Return of capital	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$4.97	$5.97	$7.44	$7.73	$12.71

Total Return, at Net Asset Value [2]	(6.66%)	(12.10%)	5.91%	(35.20%)	14.98%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$46,682	$44,804	$49,474	$38,816	$57,070
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.71%	3.19%	3.18%	3.05%	3.15%
Expense recoupment/(waivers)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of recoupment/(waivers) and before deferred tax expense/(benefit)[5]	3.69%	3.18%	3.18%	3.05%	3.27%
Deferred tax expense/(benefit)[6]	1.81%	1.02%	1.09%	(12.67%)	5.54%
Total expenses/(benefit)	5.50%	4.20%	4.27%	(9.62%)	8.81%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax expense	(3.62%)	(3.44%)	(2.91%)	(2.76%)	(2.94%)
Expense recoupment/(waivers)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(3.60%)	(3.43%)	(2.91%)	(2.76%)	(3.06%)
Deferred tax benefit/(expense)[7]	3.52%	(0.20%)	0.34%	0.67%	0.88%
Net investment income/(loss)	(0.08%)	(3.63%)	(2.57%)	(2.09%)	(2.18%)

Portfolio turnover rate	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 7).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.63%, 2.60%, 2.65%, 2.61%, and 2.74%, for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Less than $0.005 per share

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.44	$7.89	$8.06	$13.06	$11.81
Income/(loss) from investment operations:
Net investment income/(loss)[1]	0.09	(0.14)	(0.07)	(0.06)	0.02
Return of capital[1]	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	(0.83)	(1.05)	0.17	(4.78)	1.34
Total from investment operations	(0.31)	(0.79)	0.49	(4.34)	1.91
Distributions to shareholders:
Return of capital	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.47	$6.44	$7.89	$8.06	$13.06

Total Return, at Net Asset Value [2]	(5.67%)	(11.12%)	7.21%	(34.39%)	16.32%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$778	$896	$451	$338	$160
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.55%	2.03%	2.00%	1.86%	2.00%
Expense (waivers)	(0.02%)[3]	—%	—%	—%	—%
Net of (waivers) and before deferred tax expense/(benefit)[4]	2.53%	2.03%	2.00%	1.86%	2.00%
Deferred tax expense/(benefit)[5]	1.81%	1.02%	1.09%	(12.67%)	5.54%
Total expenses/(benefit)	4.34%	3.05%	3.09%	(10.81%)	7.54%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before deferred/current tax expense/(benefit)	(2.20%)	(1.60%)	(1.35%)	(1.23%)	(0.74%)
Expense (waivers)	(0.02%)[3]	—%	—%	—%	—%
Before deferred tax expense/(benefit)	(2.18%)	(1.60%)	(1.35%)	(1.23%)	(0.74%)
Deferred tax benefit/(expense)[6]	3.52%	(0.20%)	0.34%	0.67%	0.88%
Net investment income/(loss)	1.34%	(1.80%)	(1.01%)	(0.56%)	0.14%

Portfolio turnover rate	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 7).
4.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.47%, 1.45%, 1.47%, 1.42%, and 1.47%, for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.40	$7.85	$8.04	$13.07	$11.84
Income/(loss) from investment operations:
Net investment income/(loss)[1]	0.10	(0.16)	(0.11)	(0.10)	(0.14)
Return of capital[1]	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	(0.84)	(1.03)	0.19	(4.77)	1.48
Total from investment operations	(0.31)	(0.79)	0.47	(4.37)	1.89
Distributions to shareholders:
Return of capital	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	(0.31)
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.43	$6.40	$7.85	$8.04	$13.07

Total Return, at Net Asset Value [2]	(5.70%)	(11.18%)	6.96%	(34.59%)	16.11%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$66,389	$85,816	$76,888	$91,824	$121,190
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.71%	2.20%	2.19%	2.05%	2.15%
Expense recoupment/(waivers)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of recoupment/(waivers) and before deferred tax expense/(benefit)[5]	2.69%	2.19%	2.19%	2.05%	2.27%
Deferred tax expense/(benefit)[6]	1.81%	1.02%	1.09%	(12.67%)	5.54%
Total expenses/(benefit)	4.50%	3.21%	3.28%	(10.62%)	7.81%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	(1.98%)	(1.84%)	(1.92%)	(1.56%)	(1.82%)
Expense recoupment/(waivers)	(0.02%)[3,4]	(0.01%)[4]	—%	—%	0.12%
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(1.96%)	(1.83%)	(1.92%)	(1.56%)	(1.94%)
Deferred tax benefit/(expense)[7]	3.52%	(0.20%)	0.34%	0.67%	0.88%
Net investment income/(loss)	1.56%	(2.03%)	(1.58%)	(0.89%)	(1.06%)

Portfolio turnover rate	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017 (See Note 7).
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 7).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.63%, 1.61%, 1.66%, 1.61% and 1.74%, for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (”CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2019.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2018, the maximum marginal regular federal income tax rate for a corporation was reduced from 35 percent to 21 percent with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017. Any other future changes in the federal income tax rate could have a material impact to the Fund.

The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed under the TCJA for tax years beginning after December 31, 2017, and the prior alternative minimum tax rate was reduced to zero as of January 1, 2018. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2018:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$3,545,401
State	270,125
Total deferred tax expense	$3,815,526

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(1,158,754)	(21.00%)
State income taxes net of federal benefit	(88,286)	(1.60%)
Effect of permanent differences	(177,391)	(3.21%)
Effect of tax rate change	15,599,031	282.70%
Return to provision adjustments	(149,563)	(2.71%)
Change in valuation allowance	(10,209,511)	(185.03%)
Total income tax expense (benefit)	$3,815,526	69.15%

For the year ended November 30, 2018 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 69.15% (net expense) differed from the combined federal and state statutory tax rate of 22.60% (net benefit) due in large part to the new 21% federal tax rate, enacted by the TCJA as of December 22, 2017 (date of enactment). The change to the federal tax rate required the remeasurement of accumulated tax assets and the valuation allowance in place as of the date of enactment resulting in the recognition of additional current period deferred tax expense. The aggregate impact of this change is being entirely recorded during the year ended November 30, 2018 resulting in an increase to the effective tax rate when deferred tax expense is reflected as a percentage of the Fund’s current period operations.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2018, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2018 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$9,646,117
Net operating loss carryforward (tax basis) – State	884,505
Minimum tax credit carryforward - Federal	216,919
Capital loss carryforward (tax basis)	15,771,299
Valuation allowance	(18,047,809)
Book to tax differences - Income recognized from MLPs	694,826
Total deferred tax asset	9,165,857

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(229,447)
Total deferred tax liability	(229,447)

Total net deferred tax asset/(liability)	$8,936,410

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2018, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$4,301,182
11/30/2035	6,563,833
11/30/2036	24,350,754
Total expiring net operating loss carryforwards	$35,215,769

Total non-expiring net operating loss carryforwards	$10,718,120

Total net operating loss carryforwards	$45,933,889

At November 30, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$33,207,319
11/30/2021	36,577,191
Total	$69,784,510

During the year ended November 30, 2018, the Fund utilized $3,104,756 of capital loss carryforward.

At November 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$226,962,686
Gross Unrealized Appreciation	$31,201,750
Gross Unrealized Depreciation	(30,161,975)
Net Unrealized Appreciation (Depreciation) on Investments	$1,039,775

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New accounting pronouncements. During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, UNII has been removed from the Statements of Changes in Net Assets to conform to the Rule .

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$204,889,095	$—	$—	$204,889,095
Common Stocks*	22,539,940			22,539,940
Short-Term Investments*	573,426	—	—	573,426
Total Assets	$228,002,461	$—	$—	$228,002,461

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2018.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	2,734,815	$16,874,748	4,083,018	$31,884,864
Dividends and/or distributions reinvested	1,209,994	7,332,239	1,093,055	8,291,137
Redeemed	(4,536,517)	(28,364,547)	(9,073,073)	(71,131,692)
Net decrease	(591,708)	$(4,157,560)	(3,897,000)	$(30,955,691)

Class C
Sold	2,839,993	$15,788,394	2,158,787	$16,571,994
Dividends and/or distributions reinvested	888,921	5,076,721	617,027	4,418,196
Redeemed	(1,836,839)	(10,855,534)	(1,923,820)	(13,890,851)
Net increase	1,892,075	$10,009,581	851,994	$7,099,339

Class I
Sold	114,629	$760,964	95,393	$692,659
Dividends and/or distributions reinvested	17,010	106,332	7,469	55,683
Redeemed	(128,511)	(889,909)	(20,989)	(157,629)
Net increase/(decrease)	3,128	$(22,613)	81,873	$590,713

Class Y
Sold	6,042,344	$38,422,743	10,151,403	$79,694,479
Dividends and/or distributions reinvested	1,402,246	8,696,209	1,055,946	7,988,266
Redeemed	(8,617,512)	(54,264,918)	(7,595,418)	(57,643,298)
Net increase/(decrease)	(1,172,922)	$(7,145,966)	3,611,931	$30,039,447

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2018, were as follows:

	Purchases	Sales
Investment securities	$116,615,948	$139,667,813

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the year ended November 30, 2018 was 1.25% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. Under the Plan, the Fund makes these payments quarterly at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of Class C shares’ daily net assets.

The Distribution and Service Plans for Class A and C shares continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2018	$15,932	$579	$3,636

Waivers and Reimbursements of Expenses. The Manager contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board. The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager and/or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

During the year ended November 30, 2018, the Manager did not have any previously waived expenses eligible for recovery.

Effective November 1, 2018, the Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.25% of the Fund’s daily net assets. The management fee reduction is a voluntary undertaking and may be terminated by the Manager in consultation with the Board at any time. The Fund has voluntarily waived $13,431, $8,954, $187, and $15,282 for Class A, Class C, Class I, and Class Y, respectively. Amounts previously waived are not eligible for recoupment.

Effective January 1, 2017 until December 31, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,027
Class C	593
Class Y	1,135
$2,755

This Transfer Agent waiver was removed effective December 31, 2017. Amounts previously waived are not eligible for recoupment.

Related Party. The Interested Trustee and officers of the Fund are also an officer or trustee of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director, or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $6,484,694 in purchases and $10,230,967 in sales considered cross-trades, resulting in $(1,765,937) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Borrowing Agreement (Continued)

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2018, the Fund paid $361,215 in borrowing fees. The Fund’s payable on borrowing balance and interest rate at November 30, 2018 was $62,000,000 and 3.04%, respectively.

Information related to the Fund’s borrowings under the Loan Agreement for the year ended November 30, 2018, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
2.67%	$69,760,898	365	$1,862,198	$77,000,000

9. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Manager, OFI SteelPath, Inc. (a wholly-owed subsidiary of OppenheimerFunds, Inc.), announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Manager (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization,

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Pending Acquisition (Continued)

the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

Upon shareholder approval of the Reorganization, it is anticipated that the Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the Reorganization in order to facilitate a smooth transition of the Fund’s shareholders to the corresponding Acquiring Fund. Investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Plus Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We have served as the auditor of one or more of the Oppenheimer SteelPath MLP Funds since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2019

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940 requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund underperformed its category median for all periods. The Board further noted, however, that the Fund was launched on February 6, 2012, and has ranked in the top half of its category in three of the five completed calendar years since its inception. The Board considered the Manager’s assertion that the Fund’s use of leverage leads to extremes in its performance, the Manager’s continued conviction in the Fund’s investment thesis, as well as its request, which the Manager agreed to, regarding fee changes for the Fund.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than their respective peer group medians and category medians. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s master limited partnership investments. The Board further considered that the Fund strategically

46 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

employs leverage to attempt to enhance returns and to seek to offset the deferred tax expenses and noted management’s assertion that the Fund ranks poorly within its peer group, since other funds in the group do not employ leverage as an investment technique. The Board considered that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class Y shares. This contractual waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. Next, the Board considered that OFI Global Asset Management, Inc., an affiliate of the Manager, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased. Finally, the Board noted that effective November 1, 2018, and at the Board’s request, management implemented a 0.25% performance-based management fee waiver for the Fund until the Fund’s performance improves and the Board agrees the performance-based fee waiver can be removed.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

DISTRIBUTION SOURCES Unaudited

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

The table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of the distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	6/8/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	7/6/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	8/10/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	9/7/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	10/5/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	11/2/18	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	11/28/18	0.0%	0.0%	100.0%

48 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 49

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

50 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951

Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

52 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007).

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 53

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

54 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 55

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates,

56 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 57

PRIVACY POLICY NOTICE (Continued)

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

58 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 59

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1393.001.1218 January 25, 2019

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)-(d)	The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the years ending November 30, 2017, and November 30, 2018.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	FYE 11/30/2017	FYE 11/30/2018
Audit Fees	$126,000	$126,000
Audit-Related Fees	$0	$0
Tax Fees	$48,000	$48,000
All Other Fees	$0	$0

(e)(1)	During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

	FYE 11/30/2017	FYE 11/30/2018
Registrant	$48,000	$48,000
Registrant’s Investment Adviser	$0	$0

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: 1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: 1/18/2019

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date: 1/18/2019